                                                      Registration Nos. 33-81748
                                                                        811-8640

As filed via EDGAR with the Securities and Exchange Commission on March 1, 1999

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 13
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 14
                        (Check appropriate box or boxes)

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
               (Exact name of Registrant as specified in charter)

              400 Bellevue Parkway
              Wilmington, Delaware                                  19809
     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 618-9510

                                 ---------------

                            Stephen Brent Wells, Esq.
                                    OFFITBANK
                               520 Madison Avenue
                            New York, New York 10022

                                 ---------------

                     (Name and Address of Agent for Service)

                                 with a copy to:
                              Carl Frischling, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective:

      |_|   immediately upon filing pursuant to paragraph (b)
      |_|   on (date) pursuant to paragraph (b)
      |_|   on  (date) pursuant to paragraph (a)(i)
      |X|   60 days after filing pursuant to paragraph (a)(i)
      |_|   75 days after filing pursuant to paragraph (a)(ii)
      |_|   on (date) pursuant to paragraph (a)(ii) of rule 485.

      If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                         OFFITBANK VIF - High Yield Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - High Yield Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.
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                                TABLE OF CONTENTS

A look at goals, strategies,      FUND DESCRIPTION
risks and financial history.      Investment Objective........................3
                                  Principal Investment Strategies.............3
                                  Principal Risk Factors......................3
                                  Prior Performance...........................3
                                  Financial Highlights........................5
                                  Additional Information on the Fund..........6
                                  Risks of Investing in the Fund..............7

Details on the management         MANAGEMENT OF THE FUND
and operations of the Fund.       Investment Adviser.........................18
                                  Service Provider Chart.....................19

Policies and instructions for     SHAREHOLDER INFORMATION
opening, maintaining and          Pricing of Fund Shares.....................20
closing an account in the         Purchase of Fund Shares....................21
Fund.                             Redemption of Fund Shares..................21
                                  Shareholder Services.......................21
                                  Dividends and Distributions................21
                                  Taxes......................................22
                                  Shareholder Communications.................22
                                  Performance Information....................23

                                  Appendix A:  Ratings......................A-1
                                  Appendix B: Hedging and Other Strategic
                                    Transactions............................B-1

                                  FOR MORE INFORMATION...........see back cover


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                         OFFITBANK VIF - HIGH YIELD FUND

Investment Objective

The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are lower rated or unrated at the time of investment.

Principal Risk Factors

o All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i..e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o     The Fund's yield will change with changes in interest rates.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

Annual Total Returns

The bar chart below shows the annual total returns for the Fund for the last two calendar years. The bar chart provides some indication of the risks of investment in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


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      [INSERT BAR CHARTS]

      1997   -  11.93
      1998   -   4.35

Since inception (April 1, 1996), the highest calendar quarter total return for the Fund was 5.04% (quarter ended September 30, 1996) and the lowest calendar quarter total return was (3.16%) (quarter ended September 30, 1998).

Average Annual Total Returns - Comparison

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the Merrill Lynch High Yield "BB" for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                             Average Annual Total Returns
                                             ----------------------------
                                             1 Year        Since Inception
                                             ------        ---------------

Fund Shares*........................          4.34%            10.01%

Merrill Lynch High Yield "BB".......          5.65%        Not applicable

*     Commenced operations on April 1, 1996.


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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Fund's Annual Report dated December 31, 1998, which is available without charge upon request.

                          [INSERT FINANCIAL HIGHLIGHTS]

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ADDITIONAL INFORMATION ON THE FUND

Investment Objectives and Policies

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are rated below investment grade or are unrated at the time of investment. The Fund is managed for total return and safety and does not seek the highest yields available. Rather, the Fund intends to buy and hold better quality high yield issues that the Adviser expects will earn above average returns over time, while minimizing the broad market risk to high yield investments. Ultimately, the Fund seeks to outperform over market cycles by compounding higher yielding coupons while avoiding large capital losses.

Investment decisions on portfolio securities are primarily credit driven. Generally, the Adviser seeks to invest in high yield securities that have one or more of the following characteristics: (1) at least $50 million in earnings before interest, taxes and depreciation ("EBITDA"); (2) at least two times EBITDA interest coverage; (3) at least 25% of the issuer's capital structure must be subordinated to the selected security; (4) approximately five times maximum total debt to EBITDA; and (5) over two years operating experience in current legal form ("seasoned").

Securities that meet the Adviser's credit quality criteria are then selected for purchase after consideration of relative value. In selecting a security for investment by the Fund, the Adviser may also consider the following factors, among others: (1) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (2) the market price of the security relative to its face value;
(3) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"); and (4) the variety of issuers and industries represented in the Fund's portfolio. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality.

The Fund's investments are typically structured to include higher quality high yield holdings with intermediate maturities in order to avoid the risk and volatility generally associated with lower rated, longer dated maturities. The Fund will generally purchase securities at par or a discount to capture coupon dollars and to maintain exposure to a potential increase in value of the security. By approximately equally weighting the security holdings, the Adviser maximizes diversification and protects the portfolio from possible credit disappointments.

The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer has been operating in its current form for over two years. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history. The Fund is free to invest in high yield, high risk debt securities of any

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maturity and duration and the interest rates on such securities may be fixed or floating.

The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risks of Investing in the Fund-High Yield, High Risk Debt Securities."

Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from Federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

High Yield, High Risk Debt Securities

General. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of its shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become

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more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Corporate Debt Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations,

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trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," below.

Securities of Non-U.S. Issuers

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix B to this Prospectus.

Concentration

Under normal market conditions, the Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry. As such, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Securities of Non-U.S. Issuers" above.

Non-Diversified Funds

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Stephen T. Shapiro serves as the portfolio manager for the Fund. Mr. Shapiro is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1983.

The advisory fee paid by the Fund, as a percentage of average net assets, for the period April 1, 1998 to December 31, 1998 was ___.

The following chart shows the Company's other service providers and includes their addresses and principal activities.


                                             OFFITBANK VIF-HIGH YIELD FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |             TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |         including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |            THE BANK OF NEW YORK
                                                              |
                           520 MADISON AVENUE                 |                  ("BONY")
                                                         -----|
                         NEW YORK,  NY  10022-4213            |             90 WASHINGTON STREET
                                                              |
                                                              |             NEW YORK,  NY  10286
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |       assets of the Fund.  The
                    ------------------------------------      |       custodian settles all
                                                              |       portfolio trades and collects
                                                              |       most of the valuation data
                                                              |       required for calculating the
                                                              |       Fund's net asset value
                                                              |       ("NAV").
                                                              |
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------


SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                         Value of Assets
            NAV =      - Value of Liabilities
                       ------------------------------
                         Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare dividends daily and pay the dividends monthly from net investment income and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

      The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which the Fund may invest.

Commercial Paper Ratings

      A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

      A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

      Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures
Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the

Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United
States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors
Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Adviser

Investment Advisers
OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity
 Fund)

Sub-Adviser
Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th
Floor
West Conshohocken, PA  19428-2961

Custodians
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets
 Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and
Dividend
Disbursing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              Monday through Friday
                          8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

     The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                      OFFITBANK VIF - Emerging Markets Fund


The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - Emerging Markets Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,      FUND DESCRIPTION
risks and financial history.      Investment Objective........................3
                                  Principal Investment Strategies.............3
                                  Principal Risk Factors......................3
                                  Prior Performance...........................4
                                  Financial Highlights........................5
                                  Additional Information on the Fund..........6
                                  Risks of Investing in the Fund..............7

Details on the management         MANAGEMENT OF THE FUND
and operations of the Fund.       Investment Adviser.........................18
                                  Service Provider Chart.....................19

Policies and instructions for     SHAREHOLDER INFORMATION
opening, maintaining and          Pricing of Fund Shares.....................20
closing an account in the         Purchase of Fund Shares....................21
Fund.                             Redemption of Fund Shares..................21
                                  Shareholder Services.......................21
                                  Dividends and Distributions................21
                                  Taxes......................................22
                                  Shareholder Communications.................22
                                  Performance Information....................23

                                  Appendix A:  Ratings......................A-1
                                  Appendix B: Hedging and Other Strategic
                                    Transactions............................B-1

                                  FOR MORE INFORMATION...........see back cover

                      OFFITBANK VIF - EMERGING MARKETS FUND

Investment Objective

The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

Principal Investment Strategies

The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities.

Principal Risk Factors

o Most of the Fund's assets will be invested in the securities of non-U.S. issuers. International investing is subject to special risks, including, but not limited to, currency exhange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o The Fund will invest at least 25% of its total assets in the securities of issuers whose primary activity is in the banking industry. Concentration in any one industry intensifies the investing risks related to such industry.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o     The Fund's yield will change with changes in interest rates.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

Annual Total Returns

The bar chart below shows the annual total returns for the Fund for the last two calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

      [INSERT BAR CHARTS]

      1997  -    8.14%
      1998  -  (16.24%)

Since inception (August 28, 1996), the highest calendar quarter total return for the Fund was 16.71% (quarter ended December 30, 1998) and the lowest calendar quarter total return was (29.33%) (quarter ended September 30, 1998).

Average Annual Total Returns - Comparison

The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, compare with the Lipper Analytical Emerging Market Debt Index (the "Lipper Emerging Market Index") for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                             Average Annual Total Returns
                                             ----------------------------
                                             1 Year        Since Inception
                                             ------        ---------------

Fund Shares*........................        (16.24%)           (1.76%)
Lipper Emerging Market Index........        (21.21%)       Not applicable

*  Commenced operations on August 28, 1996.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Fund's Annual Report dated December 31, 1998, which is available without charge upon request.

                          [INSERT FINANCIAL HIGHLIGHTS]

ADDITIONAL INFORMATION ON THE FUND

Investment Objective and Policies

The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund will seek to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will invest at least 25% of its total assets in securities of issuers whose primary business activity is in the banking industry. The Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions. See "Risks of Investing in the Fund - Concentration."

The Fund seeks to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security: (1) of an issuer organized or with more than 50% of its business activities in such emerging market country; (2) denominated in such country's currency or with a primary trading market in such emerging market country; (3) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country; or (4) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Risk of Investing in the Fund - Securities of Non-U.S. Issuers," below for a discussion of the nature of publicly available information for non-U.S.
companies.

The Fund intends to invest in debt instruments including bonds, notes, bills, debentures, convertible securities, debt with attached warrants, bank obligations, short-term paper, loan participations and assignments, trust and partnership interests, money market instruments and other similar instruments. Such instruments may be issued or guaranteed by the governments of emerging market countries, their agencies, instrumentalities or political subdivisions, international organizations or business entities located in such countries, including financial institutions, or companies located in emerging market countries that are subsidiaries of multinational business entities. Such obligations may be payable in U.S. dollars, Eurocurrencies or other currencies (including currencies of emerging market countries which may be indexed to the U.S. dollar). The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating. The Fund's debt instruments may or may not be listed or traded on a securities exchange.

In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Duff of Phelps Credit Rating Co. ("D&P"), or Ba or lower by Moody's Investor Service, Inc. ("Moody's"), or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities."

The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depository Receipts, European Depository Receipts and interests in investment companies.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates, (iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (vi) factors affecting the issuer directly, such as management changes or labor relations. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

High Yield, High Risk Debt Securities

General. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of its shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Corporate Debt Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," below.

Securities of Non-U.S. Issuers

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix B to this Prospectus.

Concentration

Under normal market conditions, the Fund will invest at least 25% of its assets in securities of issuers whose primary business activity is in the banking industry. As such, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Securities of Non-U.S. Issuers" above.

Non-Diversified Funds

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Mr. Johnston is a Managing
Director of the Adviser and has been the director of Latin American investments since 1992. From 1988 to 1992 Mr. Johnston was Vice President, International Corporate Finance at Salomon Brothers Inc.

The advisory fee paid by the Fund, as a percentage of average net assets, for the period April 1, 1998 to December 31, 1998 was ___.

The following chart shows the Company's other service providers and includes their addresses and principal activities.


                                             OFFITBANK VIF-EMERGING MARKETS FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |              TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |         including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |          THE CHASE MANHATTAN BANK
                                                              |
                           520 MADISON AVENUE                 |       4 METROTECH CENTER, 18TH FLOOR
                                                         -----|
                         NEW YORK,  NY  10022-4213            |              BROOKLYN, NY  11245
                                                              |
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |         assets of the Fund.  The
                    ------------------------------------      |           custodian settles all
                                                              |       portfolio trades and collects
                                                              |        most of the valuation data
                                                              |       required for calculating the
                                                              |             Fund's net asset
                                                              |                value ("NAV").
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------



SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                         Value of Assets
            NAV =      - Value of Liabilities
                       -------------------------------
                         Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare dividends of substantially all of its net investment income daily and pay dividends quarterly. The Fund distributes, at least annually, its net capital gains, if any. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

      The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which the Fund may invest.

Commercial Paper Ratings

      A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

      A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

      Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures
Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the

Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United
States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                  The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors
Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Adviser

Investment Advisers
OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity
 Fund)

Sub-Adviser
Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th
Floor
West Conshohocken, PA  19428-2961

Custodians
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets
 Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel
Kramer Levin Naftalis & Frankel LLLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and
Dividend
Disbursing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              Monday through Friday
                          8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                      OFFITBANK VIF - DJG Value Equity Fund


The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - DJG Value Equity Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,       FUND DESCRIPTION
risks and financial history.       Investment Objective........................3
                                   Principal Investment Strategies.............3
                                   Principal Risk Factors......................3
                                   Prior Performance...........................3
                                   Financial Highlights........................5
                                   Additional Information on the Fund..........6
                                   Risks of Investing in the Fund..............7

Details on the management          MANAGEMENT OF THE FUND
and operations of the Fund.        Investment Adviser..........................8
                                   Service Provider Chart.....................10

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and           Pricing of Fund Shares.....................11
closing an account in the          Purchase of Fund Shares....................12
Fund.                              Redemption of Fund Shares..................12
                                   Shareholder Services.......................12
                                   Dividends and Distributions................12
                                   Taxes......................................13
                                   Shareholder Communications.................13
                                   Performance Information....................14

                                  FOR MORE INFORMATION...........see back cover

                      OFFITBANK VIF - DJG VALUE EQUITY FUND

Investment Objectives

The Fund's investment objectives are long-term capital appreciation and preservation of capital.

Principal Investment Strategies

The Fund will seek to achieve its objectives by researching and investing in equity securities priced at a discount to their intrinsic values. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event or combination thereof.

Principal Risk Factors

o At least 65% of the Fund's total assets will be invested in a diversified portfolio of equity securities, including common stocks, rights and warrants to subscribe for or purchase common stocks. Because the Fund will invest primarily in equity securities, the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

Annual Total Return

The bar chart below shows the annual total return for the Fund for the last calendar year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

      [INSERT BAR CHARTS]

      1998 - (4.31%)

Since inception (April 11, 1997), the highest calendar quarter total return for the Fund was 15.21% (quarter ended September 30, 1997) and the lowest calendar quarter total return was (17.80%) (quarter ended September 30, 1998).

Average Annual Total Returns - Comparison

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the S&P 500 Stock Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                              Average Annual Total Returns
                                              ----------------------------
                                              1 Year        Since Inception
                                              ------        ---------------

Fund Shares*...............................    (4.31%)         14.83%

S&P 500 Stock Index........................     28.58%     Not applicable

*     Commenced operations on April 11, 1997.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Fund's Annual Report dated December 31, 1998, which is available without charge upon request.

                          [INSERT FINANCIAL HIGHLIGHTS]

ADDITIONAL INFORMATION ON THE FUND

Investment Objectives and Policies

The investment objectives of the Fund are long-term appreciation and preservation of capital, which the Fund seeks to achieve by investing in undervalued securities and in special situations. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event - such as a major management change, substantial share repurchase, spin-off, split-up, restructuring, liquidation, acquisition or other catalyst. The Fund attempts to provide consistent absolute returns as well as outperform the Standard & Poor's 500 Index ("S&P 500") over a market cycle by using a bottom up value-oriented approach to equity investment that stresses the purchase of securities with cash flow, reported earnings and asset value at a measured price. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of fundamental policy, the Company would not materially change the investment objectives of the Fund without notifying shareholders.

The Fund's investment philosophy is centered upon fundamental research with particular emphasis on event-driven special situations. Valuations are based on cash flow (defined as earnings plus non-cash charges, less required capital spending and working capital) rather than reported earnings in order to focus on underlying economics rather than accounting. Furthermore, the Fund believes that management's capabilities and motivations with respect to the enhancement of shareholder value are particularly important in making investment decisions. Generally, the sale of a security will be based upon factors such as: (1) an increase in the share price which adequately reflects the original investment premise; (2) any other significant increase in the market valuation of a stock relative to its true economic value (a narrowing of the price-value gap); (3) availability of alternative investments with greater ratios of reward to risk; and (4) perceived deterioration of the issuer's operations which may adversely affect the underlying value of the security. Turnover will be influenced by sound investment practices related to the Fund's objectives, and the need for funds in the event of redemptions of the Funds shares.

Investments for the Fund will be made by the Adviser on a stock by stock basis without regard to market timing. The Fund will normally invest at least 65% of total assets in a diversified portfolio of equity securities, including common stocks, rights, and warrants to subscribe for or purchase common stocks. The Fund may purchase listed and unlisted common and preferred stocks, securities of companies in bankruptcy, fixed income securities which are convertible into equity securities, as well as write covered call options on such equity securities. In addition, the Fund may invest in "risk arbitrage positions," which include securities that may become exchangeable for cash or other securities as a result of the issuer being an announced candidate for a merger, acquisition, restructuring or similar transaction, or securities the issuer of which has been the subject of a filing on Schedule 13D under the Securities Exchange Act of 1934. Dividends and interest are not prime considerations in the purchase of securities but are considered in relation to the total expected return of the investment. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. Cash reserves may be invested in short-term fixed income instruments including money market funds, certificates of deposit and commercial paper.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) social, economic or political factors, (iv) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (v) factors affecting the issuer directly, such as management changes or labor relations. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objectives.

Covered Call Options

To assist in the management of its portfolio and to enhance the Fund's performance, the Fund may engage in the writing (selling) of call option contracts on securities at such times as may be appropriate. However, options shall be written solely as "covered" call options, that is, options on securities that the Fund owns. The Fund will write covered call options on securities held in the portfolio at the exercise price which would approximate the price at which the Fund would desire to sell the security. The Fund will not write covered call options on portfolio securities having an aggregate value in excess of 20% of the Fund's net assets. A call option gives the purchaser of the option the right to buy a security from a writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.

The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it desires to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a national securities exchange.

Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objective.

Risks Associated with Value Investing

The Fund invests in securities that it has determined are undervalued by the overall market. The risk associated with this method of investing is that the market will fail to recognize an undervalued security's intrinsic value for an unexpected length of time or that the Fund's determinations regarding such security's intrinsic value is found to be incorrect due to unforeseen problems. Upon the occurrence of such events, the Fund would sustain a loss.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgement of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is David J. Greene & Company, LLC, whose principal address is 599 Lexington Avenue, New York, New York 10022 (the "Adviser"). The Adviser manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. The Adviser is an investment adviser and broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc. As of December 31, 1998, the Adviser had investment management authority with respect to approximately $1.7 billion of assets for pension, profit sharing, endowment and individual accounts. The Adviser consists of 15 principals and a staff of 22 professional and support persons, all of whom devote their full time to the business. The Adviser specializes in equity management with a value style orientation.

Erwin A. Zeuschner is primarily responsible for the daily management of the Fund. Mr. Zeuschner is principal and Senior Vice President of the Adviser and has been associated with the Adviser for 19 years as a senior portfolio manager and head of Investment Management.

Mr. Zeuschner will undertake his responsibilities under guidelines established by the Adviser's Investment Committee.

The advisory fee paid by the Fund, as a percentage of average net assets, for the period April 1, 1998 to December 31, 1998 was .80%, which was waived by the Adviser.

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                         OFFITBANK VIF-DJG VALUE EQUITY FUND

                         ------------------------------------
                                     SHAREHOLDERS
                         ------------------------------------
                                          |
Distribution and                          |
Shareholder                 ------------------------------
Services                   |              |               |
                           |              |               |
     ------------------------------------ |  -----------------------------------
             PRINCIPAL DISTRIBUTOR        |              TRANSFER AGENT
                                          |
         OFFIT FUNDS DISTRIBUTOR, INC.    |                 PFPC INC.
                                          |
     FOUR FALLS CORPORATE CENTER, 6TH FL. |           400 BELLEVUE PARKWAY
                                          |
       WEST CONSHOHOCKEN, PA  19428-2961  |           WILMINGTON, DE  19809
                                     -----|------
                                          |
         Distributes the Fund's shares.   |      Handles shareholder services,
                                          |      including recordkeeping and
                                          |      statements, distribution of
                                          |        dividends and processing
                                          |        of buy and sell requests.
     ------------------------------------ |  -----------------------------------
                                          |
Asset                                     |
Management                                |
                                          |
     ------------------------------------ |  -----------------------------------
               INVESTMENT ADVISER         |                 CUSTODIAN
                                          |
          DAVID J. GREENE & COMPANY, LLC  |            THE BANK OF NEW YORK
                                          |
             599 LEXINGTON AVENUE         |                 ("BONY")
                                          |
             NEW YORK,  NY  10022         |            90 WASHINGTON STREET
                                          |            NEW YORK,  NY  10286
                                     -----|
                                          |
          Manages the Fund's business     |
          and investment activities.      |       Serves as custodian of the
                                          |  assets of the Fund.  The custodian
      ------------------------------------|          settles all portfolio
                                          |        trades and collects most
                                          |          of the valuation data
                                          |         required for calculating
                                          |           the Fund's net asset
                                          |              value ("NAV").
                                          |  -----------------------------------
                                          |                       |
Fund                                      |                       |
Operations                                |                       |
                                          |                       |
     ------------------------------------ |                       |
               ADMINISTRATOR AND          |                       |
             FUND ACCOUNTING AGENT        |                       |
                                          |                       |
                    PFPC INC.             |                       |
                                          |                       |
             400 BELLEVUE PARKWAY         |                       |
                                     -----|-----------------------
              WILMINGTON, DE  19809       |
                                          |
        Provides facilities, equipment    |
         and personnel to carry out       |
       administrative services related    |
        to the Fund and calculates the    |
          Fund's NAV, dividends and       |
               distributions.             |
     ------------------------------------ |
                                          |
                         ------------------------------------
                                  BOARD OF DIRECTORS
                           Supervises the Fund's activities
                         ------------------------------------

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                         Value of Assets
            NAV =      - Value of Liabilities
                       ------------------------------
                         Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare and distribute dividends of substantially all of its net investment income as well as its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the Investment Company Act of 1940, as amended and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors
Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Adviser

Investment Advisers
OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity
 Fund)

Sub-Adviser
Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th
Floor
West Conshohocken, PA  19428-2961

Custodians
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets
 Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and
Dividend
Disbursing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              Monday through Friday
                          8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       OFFITBANK VIF - U.S. Small Cap Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - U.S. Small Cap Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,       FUND DESCRIPTION
risks and financial history.       Investment Objective........................3
                                   Principal Investment Strategies.............3
                                   Principal Risk Factors......................3
                                   Prior Performance...........................3
                                   Financial Highlights........................5
                                   Additional Information on the Fund..........6
                                   Risks of Investing in the Fund..............8

Details on the management          MANAGEMENT OF THE FUND
and operations of the Fund.        Investment Adviser.........................15
                                   Service Provider Chart.....................16

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and           Pricing of Fund Shares.....................17
closing an account in the          Purchase of Fund Shares....................18
Fund.                              Redemption of Fund Shares..................18
                                   Shareholder Services.......................18
                                   Dividends and Distributions................18
                                   Taxes......................................19
                                   Shareholder Communications.................19
                                   Performance Information....................20

                                   Appendix A:  Hedging and Other Strategic
                                     Transactions............................A-1

                                   FOR MORE INFORMATION...........see back cover

                       OFFITBANK VIF - U.S. SMALL CAP FUND

Investment Objective

The Fund's investment objective is to achieve capital appreciation.

Principal Investment Strategies

The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller companies located in the United States. At least 65% of the Fund's portfolio will consist of securities of smaller companies with a market value of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as warrants and convertible debt securities. Up to 10% of the Fund's portfolio may be in companies located outside the United States. The Fund intends to invest primarily in publicly-held companies.

Principal Risk Factors

o The Fund will invest in smaller issuers which are more volatile than investments in issuers with a market value greater than $1 billion. Small capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1 billion and are more susceptible to changes in the business cycle.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

Annual Total Return

The bar chart below shows the annual total return for the Fund for the last calendar year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

      [INSERT BAR CHARTS]

      1998 - (1.83%)

Since inception (April 11, 1997), the highest calendar quarter total return for the Fund was 18.85% (quarter ended September 30, 1997) and the lowest calendar quarter total return was (21.68%) (quarter ended September 30, 1998).

Average Annual Total Returns - Comparison

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the Russell 2000 Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                             Average Annual Total Returns
                                             ----------------------------
                                             1 Year        Since Inception
                                             ------        ---------------

Fund Shares*........................         (1.83%)           13.33%

Russell 2000 Index..................         (2.55%)       Not applicable

*  Commenced operations on April 11, 1997.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Fund's Annual Report dated December 31, 1998, which is available without charge upon request.

                          [INSERT FINANCIAL HIGHLIGHTS]

ADDITIONAL INFORMATION ON THE FUND

Investment Objective and Policies

The investment objective of the Fund is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller publicly-held companies located in the United States. At least 65% of the Fund's portfolio will consists of securities of smaller companies with a market value of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as convertible debt securities and warrants. Up to 10% of the Fund's portfolio may be in companies located outside the United States. In analyzing convertible debt securities, management will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of policy, the Company would not materially change the investment objective of the Fund without notifying shareholders.

The Fund will invest primarily in publicly-held companies which are expected to meet most of the following criteria: the company should have a market position in a fast growing segment of the economy, good management, preferably a leading position in its business, superior financial returns (i.e., primarily return on assets and invested capital) with ability to self-finance, and a reasonable market valuation. While the Fund will not generally invest in start-ups, it may invest in stock of companies' initial public securities offerings and companies having only a few years' operating history.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in companies which have undervalued assets and in special situations. Special situations might include private placements, fixed-income securities, cyclically depressed companies or take-over candidates.

The Fund will have a diversified portfolio. It will not ordinarily acquire more than 5% of its assets in the equity securities of any single issuer, although the holding of higher equity percentages will be considered under some circumstances. In furthering its objective, the Fund may also engage in indirect investments as discussed below, including investments in mutual funds, funds directed by other investment advisers or other pooled vehicles, (although management does not currently intend to invest in mutual funds). Such investments will not exceed 10% of the portfolio. In the case of mutual funds, funds directed by other investment advisers or other pooled vehicles, such investments may be subject to management fees including performance fees which will be reflected in the net asset value of such securities. The Fund's management may alter the proportion of the portfolio invested for defensive purposes in order to respond to market conditions.

Trading policy (as opposed to investment policy) is determined by market conditions and is not constrained by tax considerations.

The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking capital appreciation. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.

Under normal circumstances, the Fund may invest up to 10% of its assets in other types of securities including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of capital appreciation. The Fund believes that investments that meet its objective potentially offer above average return, but they are higher risk investments and are expected to fluctuate more widely in price than the general market. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $1 billion due to the lack of diversification in the business activities, limited product lines, markets or financial resources, and correspondingly greater susceptibility to changes in the business cycle of small capitalization issuers. Smaller capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. This investment policy involves the risks that the changes or trends identified by management will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Fund will not benefit as anticipated from such changes or trends.

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

Securities of Small Companies

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

Securities of Non-U.S. Issuers

The Fund may invest up to 10% of its total assets in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as a portfolio management strategy, cross currency hedges. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.

The Fund may (if and to the extent so authorized) enter into currency transactions. The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions").

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from currency exchange rate fluctuations. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, Management's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix A. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix A to this Prospectus.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

The Sub-Adviser and Portfolio Manager

The Sub-Adviser, Rockefeller & Co., Inc., subject to the overall supervision of the Adviser, provides the Fund with investment advisory services, including portfolio management, pursuant to an Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a private investment advisory and management firm established by the Rockefeller Family to serve its own needs and those of a small number of other persons and institutions. The Sub-Adviser currently manages approximately $4.4 billion in assets. The Sub-Adviser, with offices at 30 Rockefeller Plaza, New York, New York 10112, is an indirect, wholly-owned subsidiary of the Rockefeller Family Trust.

The Sub-Adviser places the orders for the purchase and sale of portfolio securities and options transactions for the Fund. In doing so, the Sub-Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Rockefeller & Co., Inc. utilizes a team approach with respect to the management of this portfolio. As such, the day to day portfolio management of the Fund is the responsibility of members of the Rockefeller & Co., Inc. U.S. Small Cap Group and certain other members of the Rockefeller & Co., Inc. Investment Staff.

The advisory fee paid by the Fund, as a percentage of average net assets, for the period April 1, 1998 to December 31, 1998 was ___.

The following chart shows the Company's other service providers and includes their addresses and principal activities.


                                          OFFITBANK VIF-U.S. SMALL CAP FUND

                                             ---------------------------

                                                     SHAREHOLDERS

                                             ---------------------------
                                                           |
                                                           |
                                      ---------------------|--------------------
                                      |                    |                    |
                                      |                    |                    |
                     ------------------------------------  |                    |
Distribution and                                           |                    |
Shareholder                 PRINCIPAL DISTRIBUTOR          |  ------------------------------------
Services                                                   |
                        OFFIT FUNDS DISTRIBUTOR, INC.      |              TRANSFER AGENT
                                                           |
                     FOUR FALLS CORPORATE CENTER, 6TH FL.--|--              PFPC INC.
                                                           |
                      WEST CONSHOHOCKEN, PA 19428-2961     |           400 BELLEVUE PARKWAY
                                                           |
                                                           |           WILMINGTON, DE 19809
                        Distributes the Fund's shares.     |
                     ------------------------------------  |
                                                           |      Handles shareholder services,
                                                           |       including recordkeeping and
                     ------------------------------------  |       statements, distribution of
Asset                                                      |       dividends and processing of
Management                    INVESTMENT ADVISER           |          buy and sell requests.
                                                         --|  ------------------------------------
                                  OFFITBANK                |
                                                           |
                              520 MADISON AVENUE           |  ------------------------------------
                                                           |
                           NEW YORK, NY 10022-4213         |               CUSTODIAN
                                                           |
                                                           |          THE BANK OF NEW YORK
                       Supervises the management of the    |
                        Fund's business and investment     |               ("BONY")
                                  activities               |
                                                           |          90 WASHINGTON STREET
                     ------------------------------------  |
                                      |                    |           NEW YORK, NY 10286
                                      |                    |
                     ------------------------------------  |
                                                           |  Serves as custodian of the assets of
                                 SUB-ADVISER               |  the Fund. The Custodian settles all
                                                           |   portfolio trades and collects most
                           ROCKEFELLER & CO., INC.         |   of the valuation data required for
                                                           |    calculating the Fund's net asset
                            30 ROCKEFELLER PLAZA           |             value ("NAV").
                                                           |
                             NEW YORK, NY 10122            |  ------------------------------------
                                                           |                    |
                     ------------------------------------  |                    |
                                                           |                    |
                                                           |                    |
                     ------------------------------------  |                    |
Fund                                                       |                    |
Operations                  ADMINISTRATOR AND FUND         |                    |
                                                           |                    |
                               ACCOUNTING AGENT            |                    |
                                                           |                    |
                                  PFPC INC.                |                    |
                                                           |                    |
                             400 BELLEVUE PARKWAY        --|--------------------|
                                                           |
                             WILMINGTON, DE 19809          |
                                                           |
                                                           |
                        Provides facilities, equipment     |
                          and personnel to carry out       |
                      administrative services related to   |
                      the Fund and calculates the Fund's   |
                       NAV, dividends and distributions.   |
                                                           |
                     ------------------------------------  |
                                                           |
                                                           |
                                                           |
                                           --------------------------------

                                                  BOARD OF DIRECTORS

                                           Supervises the Fund's activities

                                           --------------------------------


SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                         Value of Assets
            NAV =      - Value of Liabilities
                       ------------------------------
                         Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare and distribute dividends of substantially all of its net investment income as well as its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

APPENDIX A

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the

Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors
Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Adviser

Investment Advisers
OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity
Fund)

Sub-Adviser
Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th
Floor
West Conshohocken, PA  19428-2961

Custodians
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets
Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and
Dividend
Disbursing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              Monday through Friday
                          8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                        OFFITBANK VIF - Total Return Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - Total Return Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,       FUND DESCRIPTION
risks and financial history.       Investment Objective........................3
                                   Principal Investment Strategies.............3
                                   Principal Risk Factors......................3
                                   Prior Performance...........................4
                                   Description of the Underlying Funds in
                                     which the Total Return Fund May Invest....4
                                   Financial Highlights........................8
                                   Additional Information on the Fund..........9
                                   Risks of Investing in the Fund.............11

Details on the management          MANAGEMENT OF THE FUND
and operations of the Fund.        Investment Adviser.........................21
                                   Service Provider Chart.....................23

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and           Pricing of Fund Shares.....................24
closing an account in the          Purchase of Fund Shares....................25
Fund.                              Redemption of Fund Shares..................25
                                   Shareholder Services.......................25
                                   Dividends and Distributions................25
                                   Taxes......................................26
                                   Shareholder Communications.................26
                                   Performance Information....................27

                                   Appendix A:  Ratings......................A-1
                                   Appendix B: Hedging and Other Strategic
                                     Transactions............................B-1

                                   FOR MORE INFORMATION...........see back cover

                        OFFITBANK VIF - TOTAL RETURN FUND

Investment Objective

The Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by investing primarily in a broad portfolio of fixed-income securities having varying maturities. The Fund may pursue the investment objective through investing directly in the markets and securities described in this Prospectus, or indirectly through investing in the following investment portfolios of the OFFITBANK Investment Fund, Inc. and the Company: 1) the OFFITBANK U.S. Government
Securities Fund (the "U.S. Government Securities Fund"); 2) the OFFITBANK Mortgage Securities Fund (the "Mortgage Securities Fund"); 3) the OFFITBANK VIF-High Yield Fund (the "High Yield Fund"); and 4) the OFFITBANK VIF-Emerging Markets Fund (the "Emerging Markets Fund" and collectively with the Total Return Fund, U.S. Government Securities Fund, Mortgage Securities Fund and High Yield Fund, the "Funds" and each individually, a "Fund").

Principal Risk Factors

o The Fund's portfolio holdings will be concentrated in areas of the fixed income market which the Fund believes to be relatively undervalued. Concentration in any area intensifies the risks to the Fund related to such area.

o The Fund may invest all or a portion of its assets in securities which are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund may invest in international securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

o     The Fund's yield will change with changes in interest rates.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o In managing the Fund's assets, the Adviser may invest without limitation in other OFFITBANK Funds. To the extent such a strategy is used, the Fund will be subject to the risks related to such Funds.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

The prior performance for the Fund is unavailable since the Fund has been operating for less than a full calendar year (from July 1, 1998 to present).

 DESCRIPTION OF THE UNDERLYING FUNDS IN WHICH THE TOTAL RETURN FUND MAY INVEST

                    OFFITBANK U.S. Government Securities Fund

Investment Objective

The Fund's investment objective is to seek current income.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities. In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Duff & Phelps Credit Rating Co., or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by the agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom, debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities.

Principal Risk Factors

o A substantial portion of the securities purchased by the Fund may be mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFITBANK Investment Fund, Inc. dated April __, 1999.

                       OFFITBANK Mortgage Securities Fund

Investment Objective

The Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. Up to 20% of the Fund's assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future.

Principal Risk Factors

o Under normal circumstances at least 80% of the Fund's net assets will be invested in mortgage related securities issued by U.S. entities, which are inversely affected by changes in interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates).

o     The Fund's yield will change with changes in interest rates.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFITBANK Investment Fund, Inc. dated April __, 1999.

                      OFFITBANK VIF - Emerging Markets Fund

Investment Objective

The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

Principal Investment Strategies

The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities.

Principal Risk Factors

o Most of the Fund's assets will be invested in the securities of non-U.S. issuers. International investing is subject to special risks, including, but not limited to, currency fluctuations, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o The Fund will invest at least 25% of its total assets in the securities of issuers whose primary activity is in the banking industry. Concentration in any one industry intensifies the investing risks related to such industry.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in prices. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o     The Fund's yield will change with changes in interest rates.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFITBANK Investment Fund, Inc. dated April __, 1999.

                         OFFITBANK VIF - High Yield Fund

Investment Objective

The Fund's investment objective is to seek high current income with capital appreciation a secondary objective.

Principal Investment Strategies

The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are lower rated or unrated at the time of investment.

Principal Risk Factors

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in prices. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o     The Fund's yield will change with changes in interest rates.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest more of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or a single economic, political or regulatory occurrence.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFITBANK Investment Fund, Inc. dated April __, 1999.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. The tables also set forth certain information with respect to the investment results of the U.S. Government Securities, Mortgage Securities, VIF-High Yield and VIF-Emerging Market Funds. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Funds' financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request.

                          [INSERT FINANCIAL HIGHLIGHTS]

ADDITIONAL INFORMATION ON THE FUND

Investment Objective and Policies

The investment objective of the Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities and by giving OFFITBANK (the "Adviser") broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. At any point in time, the Adviser will invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: securities of the U.S. Government, its agencies and instrumentalities, mortgage-backed and asset-backed securities, foreign sovereign and multi-national debt obligations, including obligations of emerging market and developing countries, debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities, and local-currency denominated fixed income securities of issuers located in developed and emerging markets. The Fund may also invest in the securities of the other investment portfolios of the Company or investment companies managed by the Adviser. The Fund may invest directly in the markets and securities described in this prospectus, or indirectly through investing in the U.S. Government Securities Fund, the Mortgage Securities Fund, the High Yield Fund and the Emerging Markets Fund series of the Company (the "underlying funds"). The investment objective of the Fund may not be changed except by a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders.

In evaluating proposed investments for the Fund, the Adviser will seek to enhance the total return on the Fund's portfolio through the active management of: (1) portfolio duration; (2) allocation of investments among the various sectors of the fixed income market; (3) yield curve positioning; and (4) currency exposure. The Adviser will seek to maximize the Fund's total return in terms of U.S. dollars. The Adviser intends to base its investment decisions for the Fund on the continual evaluation of various factors, including: (1) the supply and demand for capital in various capital markets; (2) the shape of the global yield curve; (3) "bottom up" credit analysis of particular issuers; (4) relative value between and within global capital markets; and (5) yield spreads among domestic high grade, non-dollar and high yield sectors. Portfolio holdings will be concentrated in areas of the fixed income market which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. There can be no assurance that the Fund will achieve its investment objective.

The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investment grade fixed income securities (including asset-backed and mortgage backed securities), high yield securities and international fixed income securities.

The Fund may invest in any country where the Adviser sees potential for total return. In making international fixed income securities investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

The Fund expects to primarily invest in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. The Fund may also invest in lower quality fixed income securities. Investments in these high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing when purchased. See "Risks of Investing in the Fund-High Yield, High Risk Debt Securities."

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Duff & Phelps Credit Ratings Co. ("D&P").

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV and the NAV of any underlying fund in which the Fund may invest will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. In addition, to the extent that the Fund holds shares of the underlying Funds, the Fund will be subject to the same risks as those Funds. The value of the securities held by a Fund generally fluctuates, based on, among other things, (i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates, (iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

Securities of Non-U.S. Issuers

Most of the assets of the Emerging Markets Fund will be invested in the securities of non-U.S. issuers. Each of the U.S. Government Securities, Mortgage Securities, High Yield and Total Return Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Funds will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of a Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in a Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because each Fund may invest a portion and the Emerging Markets Fund may invest a substantial portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the value of that Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Funds, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Funds will be valued in euros. This will not affect the investment value of the Funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Funds' service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and a Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of a

Fund are uninvested and therefore no return is earned. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit each Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event a Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which a Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

High Yield, High Risk Debt Securities

General. The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may invest all or substantially all of their respective assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of its shares. Therefore, an investment in any Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on each Fund's ability to dispose of particular portfolio investments and may limit each Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value that Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at fair value. In addition, the Funds may invest up to 15% of their respective net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of that Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Corporate Debt Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Funds may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," above.

Hedging and Other Strategic Transactions

Each Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, each Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of each Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

Each Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). Each Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and each Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Each Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. No Fund is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that each Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that each Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Funds conduct Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Funds will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Funds make no representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix B to this Prospectus.

Interest Rate Fluctuations and Credit Risk

The performance of the Funds, especially the U.S. Government Securities Fund, depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Funds tend to decrease. This effect will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the portfolios of the Funds or any individual portfolio security, and to the extent each Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Funds will also depend on the quality of its investments. While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Funds are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Funds. Other fixed-income securities in which the Funds may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

Concentration

Under normal market conditions, the Emerging Markets Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Securities of Non-U.S. Issuers" above.

Non-Diversified Funds

Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their respective assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Funds, however, intend to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Jack D. Burks serves as the portfolio manager for the Fund. Mr. Burks is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1985.

The advisory fee paid by the Fund, as a percentage of average net assets, for the period June 30, 1998 to December 31, 1998 was .80%, which was waived by the Adviser.

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                                                OFFITBANK VIF-TOTAL RETURN FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |             TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |         including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |            THE BANK OF NEW YORK
                                                              |
                           520 MADISON AVENUE                 |                  ("BONY")
                                                         -----|
                         NEW YORK,  NY  10022-4213            |             90 WASHINGTON STREET
                                                              |
                                                              |             NEW YORK,  NY  10286
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |       assets of the Fund.  The
                    ------------------------------------      |       custodian settles all
                                                              |       portfolio trades and collects
                                                              |       most of the valuation data
                                                              |       required for calculating the
                                                              |       Fund's net asset value
                                                              |       ("NAV").
                                                              |
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------


SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                         Value of Assets
            NAV =      - Value of Liabilities
                       ------------------------------
                         Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare and distribute dividends of substantially all of its net investment income annually and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

      The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which the Fund may invest.

Commercial Paper Ratings

      A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

      A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

      Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by:
(1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors
Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Adviser

Investment Advisers
OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity
 Fund)

Sub-Adviser
Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th
Floor
West Conshohocken, PA  19428-2961

Custodians
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets
 Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and
Dividend
Disbursing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              Monday through Friday
                          8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                 OFFITBANK VIF - U.S. Government Securities Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - U.S. Government Securities Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,       FUND DESCRIPTION
risks and financial history.
                                   Investment Objective........................3
                                   Principal Investment Strategies.............3
                                   Principal Risk Factors......................3
                                   Prior Performance...........................3
                                   Financial Highlights........................3
                                   Additional Information on the Fund..........4
                                   Risks of Investing in the Fund..............6

Details on the management          MANAGEMENT OF THE FUND
and operations of the Fund.
                                   Investment Adviser.........................15
                                   Service Provider Chart.....................16

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and
closing an account in the          Pricing of Fund Shares.....................17
Fund.                              Purchase of Fund Shares....................18
                                   Redemption of Fund Shares..................18
                                   Shareholder Services.......................18
                                   Dividends and Distributions................18
                                   Taxes......................................19
                                   Shareholder Communications.................19
                                   Performance Information....................20

                                   Appendix A:  Hedging and Other Strategic
                                     Transactions............................A-1

                                   FOR MORE INFORMATION...........see back cover

                 OFFITBANK VIF - U.S. GOVERNMENT SECURITIES FUND

Investment Objective

The Fund's investment objective is to seek current income consistent with preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Obligations (as defined in this Prospectus). In addition, the Fund may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to, mortgage-backed and asset-backed securities and sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom.

Principal Risk Factors

o A substantial portion of the securities purchased by the Fund may be mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

FINANCIAL HIGHLIGHTS

The OFFITBANK VIF - U.S. Government Securities Fund had not yet commenced operations as of April __, 1999, therefore no financial highlights information is available.

ADDITIONAL INFORMATION ON THE FUND

Investment Objective and Policies

The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government obligations. In addition, the Fund may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to, mortgage-backed and asset-backed securities, sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom. Any fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar. The investment objectives and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of fundamental policy, the Company would not materially change the investment objectives of the Fund without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (1) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (2) obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates, see below); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "Government Securities").

The agencies and instrumentalities that issue Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping." The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. Amortization of this discount has the effect of increasing the Fund's income, although it receives no actual cash payments. The Fund distributes this income to its shareholders as income dividends and such income is reflected in the Fund's quoted yield.

At any given time, there is a relationship between the yield of the U.S. Government obligation and its maturity. This is called the "yield curve." Since Government Securities are assumed to have negligible credit risk, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e. has a positive slope), the relationship between yield and maturity for some Government Stripped Securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding. This is called a "humped" curve. The highest yielding point on the yield curve for such securities is referred to as the "stripper's hump."

U.S. Government securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. The Government's guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is of a longer duration.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

The Advisor seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investment reflects the Advisor's view of relative value within and among market sectors. The Advisor manages duration and maturity to take advantage of interest rates and yield curve trends. A minimum of 80% of the Fund's total assets will be invested in Government Securities.

Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P or Aaa by Moody's, or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations, issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

Interest Rate Fluctuations and Credit Risk

The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security, and to the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the quality of its investments. While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. Other fixed-income securities in which the Fund may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

Sovereign Debt Securities

Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries, that issue these securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," below.

Securities of Non-U.S. Issuers

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following:

a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many of the countries in which the Fund may invest generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as portfolio management strategies, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix A. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix A to this Prospectus.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Portfolio Manager. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.

The following chart shows the Company's other service providers and includes their addresses and principal activities.


                                        OFFITBANK VIF-U.S. GOVERNMENT SECURITIES FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |             TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |         including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |            THE BANK OF NEW YORK
                                                              |
                           520 MADISON AVENUE                 |                  ("BONY")
                                                         -----|
                         NEW YORK,  NY  10022-4213            |             90 WASHINGTON STREET
                                                              |
                                                              |             NEW YORK,  NY  10286
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |       assets of the Fund.  The
                    ------------------------------------      |       custodian settles all
                                                              |       portfolio trades and collects
                                                              |       most of the valuation data
                                                              |       required for calculating the
                                                              |       Fund's net asset value
                                                              |       ("NAV").
                                                              |
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------


SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                        Value of Assets
            NAV =     - Value of Liabilities
                      ------------------------------
                        Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare and distribute dividends of substantially all of its net investment income annually and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

APPENDIX A

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by:
(1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors

Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Advisers

OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity Fund)

Sub-Adviser

Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor

OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA  19428-2961

Custodians

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and Dividend Disbursing Agent

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
             FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              Monday through Friday
                          8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                    OFFITBANK VIF - Mortgage Securities Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - Mortgage Securities Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,       FUND DESCRIPTION
risks and financial history.
                                   Investment Objective........................3
                                   Principal Investment Strategies.............3
                                   Principal Risk Factors......................3
                                   Prior Performance...........................3
                                   Financial Highlights........................3
                                   Additional Information on the Fund..........4
                                   Risks of Investing in the Fund..............7

Details on the management          MANAGEMENT OF THE FUND
and operations of the Fund.
                                   Investment Adviser.........................15
                                   Service Provider Chart.....................16

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and
closing an account in the          Pricing of Fund Shares.....................17
Fund.                              Purchase of Fund Shares....................18
                                   Redemption of Fund Shares..................18
                                   Shareholder Services.......................18
                                   Dividends and Distributions................18
                                   Taxes......................................19
                                   Shareholder Communications.................19
                                   Performance Information....................20

                                   Appendix A:  Hedging and Other Strategic
                                      Transactions...........................A-1

                                   FOR MORE INFORMATION...........see back cover

                    OFFITBANK VIF - MORTGAGE SECURITIES FUND

Investment Objective

The Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

Principal Investment Strategies

The Fund will seek to achieve its objective by investing at least 80% of its total assets in investment grade or comparable mortgage-related securities issued by the U.S. government, its agencies and instrumentalities, by private entities in the U.S., and by foreign governments and governmental and private entities and may invest up to 20% of its total assets in U.S. Government securities and investment grade or comparable fixed income securities of foreign issuers.

Principal Risk Factors

o Under normal circumstances at least 80% of the Fund's net assets will be invested in mortgage related securities issued by U.S. entities, which are inversely affected by changes in interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates).

o     The Fund's yield will change with changes in interest rates.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

FINANCIAL HIGHLIGHTS

The OFFITBANK VIF - Mortgage Securities Fund had not commenced investment operations as of April __, 1999, therefore no financial highlights information is available.

ADDITIONAL INFORMATION ON THE FUND

Investment Objective and Policies

The investment objective of the Fund is to maximize total return from a combination of current income and capital appreciation. The Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a diversified portfolio of investment grade or comparable mortgage-related securities. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of policy, the Company would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (2) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (2) and (3) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Commercial mortgage-related securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

The Fund may invest in collateralized mortgage obligations ("CMOs") issued by the U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designated to provide relatively predictable payment of principal provided that among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class), while the other class will receive all of the principal ("PO" or principal only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Up to 20% of the Fund's total assets may be invested in investment grade or comparable fixed income securities, including mortgage-related securities of issuers located in Canada, the United Kingdom, Denmark or other countries which may develop a mortgage securities market. Any

Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

Mortgage Securities

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Securities of Non-U.S. Issuers

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix A. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix A to this Prospectus.

Non-Diversified Funds

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1985.

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                                           OFFITBANK VIF-MORTGAGE SECURITIES FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |             TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |         including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |            THE BANK OF NEW YORK
                                                              |
                           520 MADISON AVENUE                 |                  ("BONY")
                                                         -----|
                         NEW YORK,  NY  10022-4213            |             90 WASHINGTON STREET
                                                              |
                                                              |             NEW YORK,  NY  10286
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |       assets of the Fund.  The
                    ------------------------------------      |       custodian settles all
                                                              |       portfolio trades and collects
                                                              |       most of the valuation data
                                                              |       required for calculating the
                                                              |       Fund's net asset value
                                                              |       ("NAV").
                                                              |
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------


SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                        Value of Assets
            NAV =     - Value of Liabilities
                      ------------------------------
                        Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare and distribute dividends of substantially all of its net investment income and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

APPENDIX A

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors

Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Advisers

OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity Fund)

Sub-Adviser

Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor

OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA  19428-2961

Custodians

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and Dividend Disbursing Agent

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                             1-800-618-9510
                         Monday through Friday
                      8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                    OFFITBANK VIF - Latin America Equity Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - Latin America Equity Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,       FUND DESCRIPTION
risks and financial history.
                                   Investment Objective........................3
                                   Principal Investment Strategies.............3
                                   Principal Risk Factors......................3
                                   Prior Performance...........................4
                                   Financial Highlights........................4
                                   Additional Information on the Fund..........4
                                   Risks of Investing in the Fund..............6

Details on the management          MANAGEMENT OF THE FUND
and operations of the Fund.
                                   Investment Adviser.........................16
                                   Service Provider Chart.....................18

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and
closing an account in the          Pricing of Fund Shares.....................19
Fund.                              Purchase of Fund Shares....................20
                                   Redemption of Fund Shares..................20
                                   Shareholder Services.......................20
                                   Dividends and Distributions................20
                                   Taxes......................................21
                                   Shareholder Communications.................21
                                   Performance Information....................22

                                   Appendix A:  Ratings......................A-1
                                   Appendix B: Hedging and Other Strategic
                                     Transactions............................B-1

                                   FOR MORE INFORMATION...........see back cover

                    OFFITBANK VIF - LATIN AMERICA EQUITY FUND

Investment Objectives

The Fund's primary investment objective is capital appreciation. Current income is a secondary objective of the Fund.

Principal Investment Strategies

The Fund will seek to achieve its objective by investing primarily in equity securities of Latin American issuers. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of Latin American issuers (as defined in this Prospectus) and may invest up to 20% of its total assets in debt securities (including convertible debt securities) of Latin American issuers. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the debt securities in which the Fund may invest may be unrated or rated below investment grade.

Principal Risk Factors

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country. Concentration in any one country intensifies the international investing risks related to such country.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o All or a substantial portion of the debt securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in prices. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o Since the Fund attempts to benefit from investment opportunities resulting from long-term improvement in economic and political conditions, and other positive trends and developments in Latin American countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

FINANCIAL HIGHLIGHTS

The OFFITBANK VIF-Latin America Equity Fund had not commenced investment operations as of April __, 1999, therefore no financial highlights information is available.

ADDITIONAL INFORMATION ON THE FUND

Investment Objectives and Policies

The Fund's primary investment objective is capital appreciation. Investment income is a secondary objective of the Fund. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers, as defined below. Up to 20% of the Fund's total assets may be invested in debt securities (including convertible debt securities) of Latin American issuers. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of policy, the Company would not materially change the investment objective of the Fund without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives.

The Fund is actively managed to seek to benefit from investment opportunities deriving from long-term improving economic and political conditions and other positive trends and developments in Latin American countries. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. OFFITBANK (the "Adviser") believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government,


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agency or instrumentality. For purposes of this Prospectus, "Latin America"
currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

The governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

Up to 20% of the total assets of the Fund may be invested at any one time in debt securities of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider the same factors as for the OFFITBANK VIF - Emerging Markets Fund. All or a substantial amount of debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P and D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities."

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.


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In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

Securities of Non-U.S. Issuers

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.


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Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such


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currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.


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Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the


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Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition


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of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

High Yield, High Risk Debt Securities

General. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of its shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and


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the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Corporate Debt Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also


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characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," above.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix B to this Prospectus.

Concentration

The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country. As such, an investment in the Fund should be made with an understanding of the characteristics of the Latin American markets and the risks that such an investment may entail. Investors should be aware that securities of foreign issuers may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Securities of Non-U.S. Issuers" above.

Non-Diversified Funds

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world.

OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Richard M. Johnston will serve as the portfolio manager for the Fund. Mr. Johnston is a Managing Director of the Adviser and has been director of Latin American Investments since 1992.

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                                        OFFITBANK VIF-LATIN AMERICA EQUITY FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |             TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |        including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |            THE BANK OF NEW YORK
                                                              |
                           520 MADISON AVENUE                 |                  ("BONY")
                                                         -----|
                         NEW YORK,  NY  10022-4213            |             90 WASHINGTON STREET
                                                              |
                                                              |             NEW YORK,  NY  10286
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |       assets of the Fund.  The
                    ------------------------------------      |       custodian settles all
                                                              |       portfolio trades and collects
                                                              |       most of the valuation data
                                                              |       required for calculating the
                                                              |       Fund's net asset value
                                                              |       ("NAV").
                                                              |
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------


                                       18

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                        Value of Assets
            NAV =     - Value of Liabilities
                      ------------------------------
                        Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare and distribute dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, its net capital gains, if any. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

      The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which the Fund may invest.

Commercial Paper Ratings

      A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

      A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

      Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by:
(1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                   The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors

Morris W. Offit
Chairman of the Board, President and
Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer

Investment Advisers

OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity Fund)

Sub-Adviser

Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)

Distributor

OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA  19428-2961

Custodians

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

Administrator; Transfer and Dividend Disbursing Agent

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                             1-800-618-9510
                         Monday through Friday
                      8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                   OFFITBANK VIF - Global Convertible Fund

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company offering ten separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFITBANK VIF - Global Convertible Fund (the "Fund").

Shares of the Fund are sold by the Company's Distributor to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

                                   PROSPECTUS

                                 APRIL __, 1999

Like all mutual fund shares, these Fund shares have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") nor has the SEC determined whether this prospectus is truthful or complete. To state otherwise is a criminal offense.

                                TABLE OF CONTENTS

A look at goals, strategies,  FUND DESCRIPTION
risks and financial history.  Investment Objective........................3
                              Principal Investment Strategies.............3
                              Principal Risk Factors......................3
                              Prior Performance...........................4
                              Financial Highlights........................4
                              Additional Information on the Fund..........4
                              Risks of Investing in the Fund..............6

Details on the management     MANAGEMENT OF THE FUND
and operations of the Fund    Investment Adviser.........................18
                              Service Provider Chart.....................19

Policies and instructions for SHAREHOLDER INFORMATION
opening, maintaining and      Pricing of Fund Shares.....................20
closing an account in the     Purchase of Fund Shares....................21
Fund.                         Redemption of Fund Shares..................21
                              Shareholder Services.......................21
                              Dividends and Distributions................21
                              Taxes......................................22
                              Shareholder Communications.................22
                              Performance Information....................23

                              Appendix A:  Ratings......................A-1
                              Appendix B: Hedging and Other Strategic
                                Transactions............................B-1

                              FOR MORE INFORMATION...........see back cover

                   OFFITBANK VIF - GLOBAL CONVERTIBLE FUND

Investment Objective

The Fund's investment objective is to maximize total return from a combination of capital appreciation and investment income.

Principal Investment Strategies

The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.

Principal Risk Factors

o Under normal circumstances, at least 65% of the Fund's total assets will be invested in traditional convertible securities and up to 35% of the Fund's total assets may be invested in "synthetic" convertible securities. Investment by the Fund in such securities involves interest rate risk because the value of a convertible security is influenced by changes in interest rates and market risk because the conversion value of a convertible security is influenced by changes in the market price of the underlying stock.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o The Fund may invest all or a substantial portion of its total assets in securities which are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

Because investing in the Fund involves certain risks, you could lose money. For further information on the risks associated with the Fund, please see "Risks of Investing in the Fund" below.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

FINANCIAL HIGHLIGHTS

The OFFITBANK VIF - Global Convertible Fund had not commenced investment operations as of April __, 1999, therefore no financial highlights information is available.

ADDITIONAL INFORMATION ON THE FUND

Investment Objective and Policies

The investment objective of the Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of policy, the Company would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Risks of Investing in the Fund - Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Although the Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, currencies of Pacific Basin countries and currencies of Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, Pacific Basin currencies or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.

Under normal circumstances, the Fund may invest up to 20% of its total assets in other types of securities including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P").

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

General

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

Convertible Securities

General. Under normal market circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and "synthetic" convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since the Fund will invest a substantial portion of its assets in the U.S. market and the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations. Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its

"conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Other Strategic Transactions" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Securities of Non-U.S. Issuers

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Fund, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Fund will be valued in euros. This will not affect the investment value of the Fund in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Fund's service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

High Yield, High Risk Debt Securities

General. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of its shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Corporate Debt Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," above.

Hedging and Other Strategic Transactions

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transactions will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Other Strategic Transactions outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Other Strategic Transactions strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions.

A detailed discussion of various Hedging and Other Strategic Transactions including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Other Strategic Transactions are also described in Appendix B to this Prospectus.

Non-Diversified Funds

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

Year 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Company's service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Company's service providers are taking the measures necessary to provide reasonable assurance to the Company that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.2 billion in assets and serves as investment adviser to twenty-one registered investment company portfolios.

Dr. Wallace Mathai-Davis will serve as the portfolio manager for the Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986.

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                                           OFFITBANK VIF-GLOBAL CONVERTIBLE FUND

                                                         ------------
                                                         SHAREHOLDERS
                                                         ------------
                                                              |
Distribution and                                              |
Shareholder                            -----------------------|--------------------
Services                              |                       |                    |
                                      |                       |                    |
                    ------------------------------------      |       -----------------------------
                                                              |
                           PRINCIPAL DISTRIBUTOR              |             TRANSFER AGENT
                                                              |
                      OFFIT FUNDS DISTRIBUTOR, INC.           |                 PFPC INC.
                                                              |
                    FOUR FALLS CORPORATE CENTER, 6TH FL.      |           400 BELLEVUE PARKWAY
                                                         -----|------
                     WEST CONSHOHOCKEN, PA  19428-2961        |           WILMINGTON, DE  19809
                                                              |
                                                              |
                     Distributes the Fund's shares.           |        Handles shareholder services,
                                                              |         including recordkeeping and
                    ------------------------------------      |         statements, distribution of
                                                              |          dividends and processing
                                                              |          of buy and sell requests.
                                                              |
                                                              |       -----------------------------
                                                              |
Asset                                                         |
Management                                                    |
                                                              |
                    ------------------------------------      |       -----------------------------
                                                              |
                            INVESTMENT ADVISER                |                 CUSTODIAN
                                                              |
                                OFFITBANK                     |            THE BANK OF NEW YORK
                                                              |
                           520 MADISON AVENUE                 |                  ("BONY")
                                                         -----|
                         NEW YORK,  NY  10022-4213            |             90 WASHINGTON STREET
                                                              |
                                                              |             NEW YORK,  NY  10286
                      Manages the Fund's business and         |
                          investment activities.              |       Serves as custodian of the
                                                              |       assets of the Fund.  The
                    ------------------------------------      |       custodian settles all
                                                              |       portfolio trades and collects
                                                              |       most of the valuation data
                                                              |       required for calculating the
                                                              |       Fund's net asset value
                                                              |       ("NAV").
                                                              |
                                                              |       -----------------------------
                                                              |                       |
Fund                                                          |                       |
Operations                                                    |                       |
                                                              |                       |
                    ------------------------------------      |                       |
                                                              |                       |
                            ADMINISTRATOR AND                 |                       |
                          FUND ACCOUNTING AGENT               |                       |
                                                              |                       |
                               PFPC INC.                      |                       |
                                                              |                       |
                         400 BELLEVUE PARKWAY            -----|-----------------------
                                                              |
                         WILMINGTON, DE  19809                |
                                                              |
                     Provides facilities, equipment and       |
                    personnel to carry out administrative     |
                      services related to the Fund and        |
                    calculates the Fund's NAV, dividends      |
                            and distributions.                |
                                                              |
                    ------------------------------------      |
                                                              |
                                              --------------------------------
                                                     BOARD OF DIRECTORS
                                              Supervises the Fund's activities
                                              --------------------------------


SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                        Value of Assets
            NAV =      -Value of Liabilities
                       -----------------------------
                        Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:

      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)
      Martin Luther King, Jr. Day
      Presidents' Day

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

Purchase of Fund Shares

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

Redemption of Fund Shares

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

Shareholder Services

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective NAV.

Dividends and Distributions

The Fund will declare dividends of substantially all of its net investment income daily and pay dividends annually. The Fund distributes, at least annually, its net capital gains, if any. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

Taxes

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

Shareholder Communications

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Performance Information

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

      The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which the Fund may invest.

Commercial Paper Ratings

      A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

      A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

      Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions").

      A detailed discussion of Hedging and Other Strategic Transactions follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

      The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

Options on Securities Indices and Other Financial Indices

      The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the

Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                  The OFFITBANK Variable Insurance Fund, Inc.

Officers and Directors

Morris W. Offit
Chairman of the Board,
President and Director

Edward J. Landau
Director

The Very Reverend James Parks Morton
Director

Dr. Wallace Mathai-Davis
Secretary and Treasurer

Gary M. Gardner
Assistant Secretary

David C. Lebisky
Assistant Secretary

Stephen Brent Wells
Assistant Treasurer

David D. Marky
Assistant Treasurer

Vincent M. Rella
Assistant Treasurer

Stephen M. Wynne
Assistant Treasurer


Investment Advisers

OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

David J. Greene & Company, LLC
599 Lexington Avenue
New York, NY 10022
(OFFITBANK VIF-DJG Value Equity
Fund)


Sub-Adviser

Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY  10112
(OFFITBANK VIF-U.S. Small Cap Fund)


Distributor

OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th
Floor
West Conshohocken, PA  19428-2961


Custodians

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY  11245
(OFFITBANK VIF-Emerging Markets
 Fund)

The Bank of New York
90 Washington Street
New York, NY  10286
(all other OFFITBANK VIF Funds)


Legal Counsel

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022


Administrator; Transfer and
Dividend

Disbursing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE COMPANY, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Company may be obtained without charge by contacting:

              THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                             P.O. Box 8701
                       Wilmington, Delaware 19899
                             1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                             1-800-618-9510
                         Monday through Friday
                      8:15 a.m. to 6:00 p.m. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08640.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April __, 1999

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of nine portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFITBANK VIF - DJG Value Equity Fund (the "Value Equity Fund"), OFFITBANK VIF-U.S. Government Securities Fund ("U.S. Government Fund"), OFFITBANK VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFITBANK VIF-High Yield Fund ("High Yield Fund"), OFFITBANK VIF-Emerging Markets Fund ("Emerging Markets Fund"), OFFITBANK VIF-Global Convertible Fund ("Global Convertible Fund"), OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Latin America Equity Fund and OFFITBANK VIF-Mortgage Securities Fund.

This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the following portfolios: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund (individually, a "Fund" and collectively, the "Funds"). This information is in addition to the information that is contained in the Funds' Prospectuses, each dated April __, 1999. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund are advised by OFFITBANK. OFFITBANK has retained Rockefeller & Co., Inc. ("Rockefeller & Co.") as Sub-Adviser to the U.S. Small Cap Fund. The Value Equity Fund is advised by David J. Greene & Company, LLC ("DJ Greene"). As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.

This SAI is not a prospectus. The Funds' Prospectuses may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company at 400 Bellevue Parkway, Wilmington, Delaware 19809. This SAI should be read in conjunction with the Funds' Prospectuses each dated April __, 1999 and the Company's Annual Report dated December 31, 1998.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

ORGANIZATION AND CLASSIFICATION..............................................3

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS..........................3

FUNDAMENTAL INVESTMENT POLICIES.............................................17

NON-FUNDAMENTAL INVESTMENT POLICIES.........................................18

MANAGEMENT OF THE COMPANY...................................................19

INVESTMENT ADVISER..........................................................22

DISTRIBUTOR.................................................................25

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES........................25

COUNSEL.....................................................................28

INDEPENDENT ACCOUNTANTS.....................................................28

PORTFOLIO TRANSACTIONS......................................................28

PURCHASE OF SHARES..........................................................29

REDEMPTION OF SHARES........................................................29

PERFORMANCE CALCULATIONS....................................................30

ADDITIONAL INFORMATION CONCERNING TAXES.....................................32

GENERAL INFORMATION.........................................................33

FINANCIAL STATEMENTS........................................................34

ORGANIZATION AND CLASSIFICATION

The Company is a non-diversified open-end, management investment company organized as a Maryland corporation on July 1, 1994.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

Information concerning each Fund's investment objective is set forth in each Fund's Prospectus under the heading "Additional Information on the Fund Investment Objective and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

Repurchase Agreements

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK, David J. Greene & Company, LLC, or Rockefeller & Co., Inc., as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

Reverse Repurchase Agreements

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Brady Bonds

The High Yield, Emerging Markets and Global Convertible Funds may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

Each Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

Loan Participations and Assignments

The High Yield, Emerging Markets and Global Convertible Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

Dollar Roll Transactions

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Structured Products

The High Yield, Emerging Markets and Global Convertible Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Funds invest in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

Asset-Backed Securities

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

U.S. Municipal Securities

With respect to the High Yield Fund, in circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.

Forward Foreign Currency Exchange Contracts

Each Fund, with the exception of the Value Equity Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). That Fund's custodian will then place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then that Fund may lose the ability to purchase or sell a currency as desired.

Mortgage-Related Securities

Each Fund, with the exception of the Value Equity and U.S. Small Cap Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet that Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Mortgage-Backed Securities" below.

Mortgage-Backed Securities

Collateralized Mortgage Obligations ("CMOs"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

Depositary Receipts and Depositary Shares

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. It is expected that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

Warrants or Rights

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer at a specific price (the "strike price"). The strike price of warrants is typically much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile instruments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants or rights acquired by a Fund in units or attached to securities may be deemed to be without value. The Value Equity Fund will not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Value Equity Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchanges.

Short Sales

The Global Convertible Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

Securities Loans, When-Issued and Forward Commitment Transactions

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Each Fund may make loans which are short-term (nine months or less) or long-term. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

United States Government Obligations

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

Convertible Securities

Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA, which is the highest rating category for corporate or municipal long-term debt given by Standard & Poor's Ratings Group).

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as: (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Zero Coupon Securities, Pay-In-Kind Bonds and Discount Obligations

Each Fund, with the exception of the Value Equity and U.S. Small Cap Funds may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. A Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, each Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, each Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

Illiquid Securities

A Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Other Investment Companies and Pooled Vehicles

Each Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies (including mutual funds, investment partnerships and other pooled investment vehicles, with respect to the U.S. Small Cap Fund). Each Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by that Fund.

Future Developments

The Funds may, following notice to their shareholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds' investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

FUNDAMENTAL INVESTMENT POLICIES

In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

      1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that, with respect to the Emerging Markets Fund, under normal market conditions, this limitation shall not apply with respect to the purchase of securities of issuers whose primary business activity is in the banking industry;

      2) borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% (30% with respect to the U.S. Small Cap Fund and 25% with respect to the U.S. Government Fund) of the value of a Fund's total assets and
            (b) a Fund (except the U.S. Government Fund) will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets;

      3) invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

      4) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

      5) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and
            (d) enter into repurchase agreements with respect to portfolio securities;

      6) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

      7) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

      8) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization; and

      9)    issue senior securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

      1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

      2) sell securities short (except for short positions in a futures contract or forward contract);

      3) invest for the purpose of exercising control over management of any company;

      4) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

      5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      6) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

      7)    invest in puts, calls straddles or spreads, except as described in
            (6) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

Directors and Officers

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

                         Position(s)              Principal
Name, Address and Age    Held With the Fund       Occupation(s) Past 5 Years
---------------------    ------------------       --------------------------

Morris W. Offit*         Chairman of the Board,   President and Director,
OFFITBANK                President,               OFFITBANK (investment adviser)
520 Madison Avenue       and Director             (1983-present); two additional
New York, NY  10022                               Chairman of the Board,
Age: 62 Years                                     President and Director; and
                                                  one additional Director
                                                  position with the OFFITBANK
                                                  Fund Complex.

Edward J. Landau         Director                 Of Counsel, Wolf, Block Schorr
Wolf, Block Scorr and                             and Solis-Cohen, LLP
Solis-Cohen LLP                                   (2/1/98-present); Member,
250 Park Avenue                                   Lowenthal, Landau, Fischer &
New York, NY 10177                                Bring, P.C.  (1960-1/31/98);
Age: 71 Years                                     Director, Revlon Group Inc.,
                                                  Revlon Consumer Products
                                                  Inc.; Pittsburgh Annealing
                                                  Box and Clad Metals Inc.;
                                                  one additional Director
                                                  position with the OFFITBANK
                                                  Fund Complex.

                           Position(s)            Principal
Name, Address and Age      Held With the Fund     Occupation(s) Past 5 Years
---------------------      ------------------     --------------------------

The Very Reverend James    Director               President, Interfaith Center
Parks Morton                                      of New York (1/1/98- present);
Interfaith Center of New                          formerly Dean of Cathedral of
York                                              St. John the Divine
570 Lexington Avenue                              (1972-1996); one additional
New York, New York 10022                          Director position with the
Age: 74 Years                                     OFFITBANK Fund Complex.

Dr. Wallace Mathai-Davis   Secretary and          Managing Director, OFFITBANK
OFFITBANK                   Treasurer             (investment adviser)
520 Madison Avenue                                (1986-present); one additional
New York, NY  10022                               Officer position with the
Age: 54 Years                                     OFFITBANK Fund Complex.

Stephen Brent Wells        Assistant              Managing Director, OFFITBANK
OFFITBANK                   Treasurer             (investment adviser) (1994 to
52 Madison Avenue                                 present); one additional
New York, NY  10022                               Officer position with the
Age: 54 Years                                     OFFITBANK Fund Complex.

Vincent M. Rella           Assistant              Controller, OFFITBANK
OFFITBANK                   Treasurer             (investment adviser) (1986 to
5230 Madison Avenue                               present); one additional
New York, NY  10022                               Officer position with the
Age: 46 Years                                     OFFITBANK Fund Complex.

Stephen M. Wynne           Assistant              Chairman of PFPC Trustee &
PFPC Inc.                   Treasurer             Custodial Services Ltd.
400 Bellevue Parkway                              (1995-present); Executive Vice
Wilmington, DE  19809                             President and Chief Accounting
Age: 44 Years                                     Officer (1993-present) and
                                                  Senior Vice President and
                                                  Chief Accounting Officer
                                                  (1991-1993) of PFPC Inc.;
                                                  Executive Vice President
                                                  (1993-1995) of PFPC
                                                  International; one
                                                  additional Officer position
                                                  with the OFFITBANK Fund
                                                  Complex.

David D. Marky           Assistant                Vice-President and Director of
PFPC Inc.                 Treasurer               Accounting (1996-present) of
103 Bellevue Parkway                              PFPC Inc.; Assistant Vice
Wilmington, DE 19809                              President and Accounting
Age: 33 Years                                     Conversion Manager
                                                  (1992-present) of PFPC Inc;
                                                  one additional Officer
                                                  position with the OFFITBANK
                                                  Fund Complex.

                           Position(s)            Principal
Name, Address and Age      Held With the Fund     Occupation(s) Past 5 Years
---------------------      ------------------     --------------------------

Gary M. Gardner            Assistant              Chief Counsel (1994-present)
PFPC Inc.                   Secretary             of PFPC Inc.; Associate
400 Bellevue Parkway                              General Counsel (1992-1994) of
Wilmington, DE  19809                             The Boston Company, Inc.; one
Age: 47 Years                                     additional Officer position
                                                  with the OFFITBANK Fund
                                                  Complex.

David C. Lebisky           Assistant              Administrative Officer
PFPC Inc.                   Secretary             (1996-present) of PFPC Inc.;
400 Bellevue Parkway                              Legal Assistant (1994-1996)
Wilmington, DE  19809                             with the law firm of Drinker
Age: 27 years                                     Biddle & Reath; BA Candidate
                                                  (1990-1994) LaSalle
                                                  University; one additional
                                                  Officer position with the
                                                  OFFITBANK Fund Complex.

*  "Interested person" of the Fund as defined in the 1940 Act.

The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                       ESTIMATED DIRECTOR COMPENSATION
                            (for calendar year 1999)

                                                                     Total
                                   Pension or                    Compensation
                                   Retirement                        From
                                    Benefits       Estimated    Registrant and
                    Aggregate      Accrued As       Annual       Fund Complex*
                  Compensation    Part of Fund   Benefits Upon      Paid To
 Name of Person  From Registrant    Expenses      Retirement       Directors
 --------------  ---------------    --------      ----------       ---------
Morris W. Offit       $0               0               N/A             $0

Edward J. Landau      $___             0               N/A             $___

The Very Reverend     $___             0               N/A             $___
James Parks Morton

* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, except in the case of the U.S. Small Cap Fund, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 1.00% of U.S. Small Cap Fund's average daily net assets, 0.35% of U.S. Government Fund's average daily net assets 0.85% of the first $200,000,000 and 0.75% on amounts in excess thereof of the High Yield Fund's average daily net assets, 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of Emerging Markets Fund's average daily net assets and 0.90% of the Global Convertible Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders.

Value Equity Fund

David J. Greene & Company, LLC ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the New York Stock Exchange. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

DJ Greene is an investment adviser and broker-dealer registered with the SEC and the NASD. The Firm is located at 599 Lexington Avenue, New York, N.Y. 10022. As of December 31, 1998, DJ Greene had investment management authority with respect to approximately $1.7 billion in assets for pension, profit sharing, endowment and individual accounts. DJ Greene consists of 15 principals and a staff of 22 professional and support persons, all of whom devote their full time to the business. DJ Greene specializes in equity management with a value style orientation.

For its services under the Advisory Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of .80% of the Value Equity Fund's average daily net assets. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders.

Sub-Adviser - U.S. Small Cap Fund

Rockefeller & Co., Inc. subject to the review and overall supervision of the Adviser, is responsible for managing the investment portfolio of the U.S. Small Cap Fund. Rockefeller & Co. is a registered investment adviser under the Investment Advisers Act of 1940. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of December 31, 1998, Rockefeller & Co. managed approximately $4.4 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients. Rockefeller & Co. provides comprehensive investment management services in the global equity and fixed-income markets. It allocates capital to asset classes with superior investment return potential, commensurate with the overall financial objectives and risk tolerances of its clients. Each asset class employed is managed by a specialized investment unit with dedicated investment and research professionals suited to its particular asset class or geographic region. Rockefeller & Co. is located in New York City.

Rockefeller & Co. has been retained to provide sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between Rockefeller & Co. and OFFITBANK (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, OFFITBANK has delegated to Rockefeller & Co. the authority and responsibility to make and execute portfolio investment decisions for the U.S. Small Cap Fund within the framework of the U.S. Small Cap Fund's investment objectives, policies and restrictions, and subject to review by OFFITBANK and the Board of Directors of the Company. The Sub-Advisory Agreement provides that OFFITBANK, and not the U.S. Small Cap Fund will pay to Rockefeller & Co. monthly compensation based on the average daily net assets of the U.S. Small Cap Fund at the annual rate of 1.00%.

The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds directly to OFFITBANK, except for fees which were paid to DJ Greene for the Value Equity Fund.

                     Period from April                       Period from April
                      1, 1998 through    Fiscal Year Ended   1, 1996* through
High Yield           December 31, 1998    March 31, 1998      March 31, 1997
----------           -----------------    --------------      --------------

Fees earned          ___________________     $239,489             $76,943
Fees waived          ___________________      $77,746             $76,943
Net amount of fees   ___________________     $161,743               $0

                     Period from April                      Period from August
                      1, 1998 through    Fiscal Year Ended   28, 1996* through
Emerging Markets     December 31, 1998    March 31, 1998      March 31, 1997
----------------     -----------------    --------------      --------------

Fees earned          ___________________      $49,468             $13,449
Fees waived          ___________________      $49,468             $13,449
Net amount of fees   ___________________        $0                  $0

                     Period from April                      Period from August
                      1, 1998 through                        11, 1997* through
U.S. Small Cap       December 31, 1998                        March 31, 1998
--------------       -----------------                        --------------

Fees earned          ___________________                          $10,976
Fees waived          ___________________                          $10,976
Net amount of fees   ___________________                            $0

                     Period from April                       Period from April
                      1, 1998 through                        11, 1997* through
Value Equity         December 31, 1998                        March 31, 1998
------------         -----------------                        --------------

Fees earned          ___________________                          $10,934
Fees waived          ___________________                          $10,934
Net amount of fees   ___________________                            $0

* Inception of the Fund.

The Funds will not be required to reimburse any entity for waived fees.

Regulatory Matters

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If OFFITBANK, DJ Greene or Rockefeller & Co. were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, DJ Greene, Rockefeller & Co. or by The Chase Manhattan Bank, N.A. ("Chase") or The Bank of New York ("BONY") in their capacity as custodians of the Company. PFPC has no role in determining the investment polices of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to be approximately .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

The charts below show the administration fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.

                     Period from April                      Period from April
                      1, 1998 through    Fiscal Year Ended   1, 1996* through
High Yield           December 31, 1998    March 31, 1998      March 31, 1997
----------           -----------------    --------------      --------------

Fees earned          __________________       $74,571             $43,578
Fees waived          __________________       $23,302             $13,578
Net amount of fees   __________________       $51,269             $30,000

                     Period from April                      Period from August
                      1, 1998 through    Fiscal Year Ended   28, 1996* through
Emerging Markets     December 31, 1998    March 31, 1998      March 31, 1997
----------------     -----------------    --------------      --------------

Fees earned          __________________       $38,245             $17,241
Fees waived          __________________       $8,245              $2,241
Net amount of fees   __________________       $30,000             $15,000

                     Period from April                       Period from April
                      1, 1998 through                        11, 1997* through
U.S. Small Cap       December 31, 1998                        March 31, 1998
--------------       -----------------                        --------------

Fees earned          __________________                           $32,304
Fees waived          __________________                           $1,619
Net amount of fees   __________________                           $30,685

                     Period from April                       Period from April
                      1, 1998 through                        11, 1997* through
Value Equity         December 31, 1998                        March 31, 1998
------------         -----------------                        --------------

Fees earned          __________________                           $32,204
Fees waived          __________________                           $2,050
Net amount of fees   __________________                           $30,154

* Inception of the Fund.

PFPC also serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, PFPC has agreed, among other things, to: (1) process shareholder purchase and redemption orders; (2) issue periodic statements to shareholders; (3) process transfers, exchanges and dividend payments; and (4) maintain all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's transfer agent. Prior to January 1, 1997 Furman Selz served as the Company's transfer agent.

BONY serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

Chase serves as the Company's custodian, with respect to the Emerging Markets Fund only, pursuant to a custodian agreement (the "Chase Custodian Agreement") with the Company. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Chase Custodian Agreement, Chase has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and
(5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase is authorized under the Chase Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Chase remains responsible for the performance of all of its duties under the Chase Custodian Agreement.

Other Information Concerning Fees and Expenses

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

COUNSEL

Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Company. The independent accountants conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.

PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. Rockefeller & Co., however, under the supervision of the Adviser, is primarily responsible for the portfolio decisions and the placing of the portfolio transactions for the U.S. Small Cap Fund.

With respect to the U.S. Government Fund High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent.

Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser, DJ Greene or Rockefeller & Co., as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser, DJ Greene and Rockefeller & Co. may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

For the fiscal year ended March 31, 1997, the High Yield and Emerging Markets Funds paid $____ and $____, respectively in brokerage commissions. For the fiscal year ended March 31, 1998, the High Yield, Emerging Markets, Value Equity and U.S. Small Cap Funds paid $____, $____, $____ and $____, respectively in brokerage commissions. For the period from April 1, 1998 through December 31, 1998, the High Yield Emerging Markets, Value Equity and U.S. Small Cap Funds paid $____, $____, $____ and $____, respectively in brokerage commissions.

PURCHASE OF SHARES

For information pertaining to the manner in which shares of each Fund are offered to the public, see "Purchase of Fund Shares" in each Fund's Prospectus. The Company reserves the right, in its sole discretion, to suspend the offering of shares of each of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

Total Return

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

      P (1+T)n = ERV

Where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return = [(ERV/P) - 1]


In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

         Yield = 2 [ (a-b/cd +1)6 - 1]


Where:   a =   dividends and interest earned during the period.

         b =   expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The total return of the High Yield Fund for the period from April 1, 1998 through December 31, 1998, for the fiscal year ended March 31, 1998 and for the period from April 1, 1996 (inception) to March 31, 1997 was ____%, 14.84% and 11.90%, respectively. The total return of the Emerging Markets Fund for the period from April 1, 1998 through December 31, 1998, for the fiscal year ended March 31, 1998 and for the period from August 28, 1996 (inception) to March 31, 1997 was ____%, 11.26% and 8.29%, respectively. The total return of the Value Equity Fund for the period from April 1, 1998 through December 31, 1998 and for the period from April 11, 1997 (inception) to March 31, 1998 was ____% and 49.40% . The total return of the U.S. Small Cap Fund for the period April 1, 1998 through December 31, 1998 and for the period from April 11, 1997 (inception) to March 31, 1998 was ____% and 41.40%, respectively.

The 30-day yield for the High Yield, Emerging Markets, U.S. Small Cap and Value Equity Funds for the period ended December 31, 1998, was ____%, ____%, ____% and ____%, respectively.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Fund's Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contact or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.

GENERAL INFORMATION

Capital Stock

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

Other Information

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

As of March 31, 1999, the Trustees and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the shareholders listed below owned of record more than 5% of the following Portfolios:

                                            Shares of          % of
Shareholder                                 Portfolio Owned    Portfolio Owned
-----------                                 ---------------    ---------------

EMERGING MARKETS FUND:


HIGH YIELD FUND:


DJG VALUE EQUITY FUND:


U.S. SMALL CAP FUND:


TOTAL RETURN FUND:


--------
* May be deemed to "control" the Fund as that term is defined under the 1940
Act.

FINANCIAL STATEMENTS

The audited financial statements for the Company and the notes thereto for the period April 1, 1998 through December 31, 1998 are incorporated herein by reference to the Company's Annual Report to Shareholders dated December 31, 1998. The December 31, 1998 financial statements are incorporated herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at the telephone number appearing on the front page of this Statement of Additional Information.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (800) 618-9510

                     STATEMENT OF ADDITIONAL INFORMATION

                                 April __, 1999

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of nine portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK - DJG Value Equity Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund, OFFITBANK VIF-Global Convertible Fund Income Fund, OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Latin America Equity Fund (the "Latin America Equity Fund") and OFFITBANK VIF-Mortgage Securities Fund (the "Mortgage Securities Fund"). This Statement of Additional Information ("SAI") provides information about the Company applicable to the following portfolios: the Latin America Equity Fund and Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds"). This information is in addition to the information that is contained in the Funds' Prospectuses, each dated April __, 1999.

This SAI is not a prospectus. The Funds' Prospectuses may be obtained, without charge, by calling the Company toll free at (800) 618-9510 or by writing to the Company at 400 Bellevue Parkway, Wilmington, DE 19809. This SAI should be read in conjunction with the Funds' Prospectuses each dated April __, 1999 and the Company's Annual Report dated December 31, 1998.

--------------------------------------------------------------------------------

                                Table of Contents

                                                                           Page
                                                                           ----

ORGANIZATION AND CLASSIFICATION..............................................3
NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS..........................3
FUNDAMENTAL INVESTMENT POLICIES.............................................13
NON-FUNDAMENTAL INVESTMENT POLICIES.........................................14
MANAGEMENT OF THE COMPANY...................................................15
INVESTMENT ADVISER..........................................................17
DISTRIBUTOR.................................................................18
ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES........................18
COUNSEL.....................................................................19
INDEPENDENT ACCOUNTANTS.....................................................19
PORTFOLIO TRANSACTIONS......................................................19
PURCHASE OF SHARES..........................................................20
REDEMPTION OF SHARES........................................................20
PERFORMANCE CALCULATIONS....................................................20
ADDITIONAL INFORMATION CONCERNING TAXES.....................................21
GENERAL INFORMATION.........................................................22

--------------------------------------------------------------------------------

ORGANIZATION AND CLASSIFICATION

The Company is a non-diversified open-end, management investment company organized as a Maryland corporation on July 1, 1994.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

Information concerning each Fund's investment objective is set forth in each Fund's Prospectus under the heading "Additional Information on the Fund Investment Objective and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

Repurchase Agreements

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment adviser of the Fund (the "Adviser") based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser to each Fund will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, a Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

Reverse Repurchase Agreements

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into reverse repurchase agreements as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Brady Bonds

The Latin America Equity Fund may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

Loan Participations and Assignments

The Latin America Equity and Mortgage Securities Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

Dollar Roll Transactions

If and to the extent authorized to do so, in order to enhance portfolio returns and manage prepayment risks, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Structured Products

The Latin America Equity and Mortgage Securities Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Funds invest in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

Asset-Backed Securities

If and to the extent authorized to do so, each Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

Forward Foreign Currency Exchange Contracts

Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). That Fund's custodian will then place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then that Fund may lose the ability to purchase or sell a currency as desired.

Mortgage-Related Securities

The Latin America Equity and Mortgage Securities Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet that Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Mortgage-Backed Securities" below.

Mortgage-Backed Securities

If and to the extent authorized to do so, each Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that represent participations in, or are secured by and payable from, loans secured by real property.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S.

government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor. Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

U.S. Government Securities

The Mortgage Securities Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

Investment Grade Fixed-Income Securities

The Mortgage Securities Fund may invest up to 20% of its total assets in investment grade or comparable fixed income securities of foreign issuers. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities that are rated Baa or higher by Moody's or BBB or higher by S&P or that are of comparable quality in the opinion of the Adviser. Fixed-income securities rated Baa by Moody's or BBB by S&P are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well.

The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and dues not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Depository Receipts and Depository Shares

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, such Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. It is expected that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

Warrants or Rights

If and to the extent authorized to do so, warrants or rights may be acquired by each Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer at a specific price (the "strike price"). The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments then the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

Securities Loans, When-Issued and Forward Commitment Transactions

For the purpose of realizing additional income, the Funds may make secured loans of portfolio securities amounting to not more than 30% of each Fund's total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

United States Government Obligations

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Bank Obligations

Subject to the investment limitations described in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by the Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

A Fund will not purchase securities which the Adviser to the Fund believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

Convertible Securities

If and to the extent authorized to do so, each Fund may invest in traditional convertible securities and synthetic convertible securities, with the exception that the CVO Greater China Fund will not invest in synthetic convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. It is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities

"Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Zero Coupon Securities, Pay-In-Kind Bonds and Discount Obligations

The Latin America Equity and Mortgage Securities Funds may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. A Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, each Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, each Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

Illiquid Securities

A Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Other Investment Companies and Pooled Vehicles

Each Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. Each Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by that Fund.

Short Sales

The Funds may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

Borrowing

Each Fund is authorized to borrow money from banks for temporary or emergency purposes, denominated in any currency in an amount up to 10% of its total assets (including the amount borrowed).

Future Developments

The Funds may, following notice to their shareholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds' investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

FUNDAMENTAL INVESTMENT POLICIES

In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

      1) invest 25% or more of the value of its total assets in securities of issuers in any one industry (the electric, gas and telephone industries being treated as separate industries for the purpose of this restriction, with respect to the CVO Greater China Fund) provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      2) borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes, provided, that (a) the amount of such borrowing may not exceed 20% of the value of a Fund's total assets and (b) a Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets;

      3) invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

      4) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

      5) make loans, except that the Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and
            (d) enter into repurchase agreements with respect to portfolio securities;

      6) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

      7) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

      8) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization; and

      9)    issue senior securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

      1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; the Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

      2) sell securities short (except for short positions in a futures contract or forward contract or short positions in stocks owned by the Fund);

      3) invest for the purpose of exercising control over management of any company;

      4) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

      5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      6) invest in stock or bond futures and/or options on futures unless not more than 5% of the Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

      7)    invest in puts, calls straddles or spreads, except as described in
            (6) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

Directors and Officers

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

                          Position(s)             Principal
Name, Address and Age     Held With the Fund      Occupation(s) Past 5 Years
---------------------     ------------------      --------------------------

Morris W. Offit*          Chairman of the Board,  President and Director,
OFFITBANK                 President,              OFFITBANK (investment adviser)
520 Madison Avenue        and Director            (1983-present); two additional
New York, NY  10022                               Chairman of the Board,
Age: 62 Years                                     President and Director; and
                                                  one additional Chairman,
                                                  President and Director
                                                  position with the OFFITBANK
                                                  Fund Complex.

Edward J. Landau          Director                Of Counsel, Wolf, Block Schorr
Wolf, Block Scorr and                             and Solis-Cohen, LLP
Solis-Cohen LLP                                   (2/1/98-present); Member,
250 Park Avenue                                   Lowenthal, Landau, Fischer &
New York, NY 10177                                Bring, P.C. (1960-1/31/98);
Age: 71 Years                                     Director, Revlon Group Inc.,
                                                  Revlon Consumer Products Inc.;
                                                  Pittsburgh Annealing Box and
                                                  Clad Metals Inc.; one
                                                  additional Director position
                                                  with the OFFITBANK Fund
                                                  Complex.

The Very Rev. James       Director                President, Interfaith Center
Parks Morton                                      of New York (1/1/98- present);
Interfaith Center of New                          formerly Dean of Cathedral of
York                                              St. John the Divine
570 Lexington Avenue                              (1972-1996); one additional
New York, New York 10022                          Director position with the
Age: 74 Years                                     OFFITBANK Fund Complex.

                          Position(s)             Principal
Name, Address and Age     Held With the Fund      Occupation(s) Past 5 Years
---------------------     ------------------      --------------------------

Dr. Wallace Mathai-Davis  Secretary and Treasurer Managing Director, OFFITBANK
OFFITBANK                                         (investment adviser)
520 Madison Avenue                                (1986-present); one additional
New York, NY  10022                               Officer position with the
Age: 54 Years                                     OFFITBANK Fund Complex.

Stephen Brent Wells       Assistant Treasurer     Managing Director, OFFITBANK
OFFITBANK                                         (investment adviser) (1994 to
52 Madison Avenue                                 present); one additional
New York, NY  10022                               Officer position with the
Age: 54 Years                                     OFFITBANK Fund Complex.

Vincent M. Rella          Assistant Treasurer     Controller, OFFITBANK
OFFITBANK                                         (investment adviser) (1986 to
5230 Madison Avenue                               present); one additional
New York, NY  10022                               Officer position with the
Age: 46 Years                                     OFFITBANK Fund Complex.

Stephen M. Wynne          Assistant Treasurer     Chairman of PFPC Trustee &
PFPC Inc.                                         Custodial Services Ltd.
400 Bellevue Parkway                              (1995-present); Executive Vice
Wilmington, DE  19809                             President and Chief Accounting
Age: 44 Years                                     Officer (1993-present) and
                                                  Senior Vice President and
                                                  Chief Accounting Officer
                                                  (1991-1993) of PFPC Inc.;
                                                  Executive Vice President
                                                  (1993-1995) of PFPC
                                                  International; one additional
                                                  Officer position with the
                                                  OFFITBANK Fund Complex.

David D. Marky            Assistant Treasurer     Vice-President and Director of
PFPC Inc.                                         Accounting (1996-present) of
103 Bellevue Parkway                              PFPC Inc.; Assistant Vice
Wilmington, DE 19809                              President and Accounting
Age: 33 Years                                     Conversion Manager
                                                  (1992-present) of PFPC Inc;
                                                  one additional Officer
                                                  position with the OFFITBANK
                                                  Fund Complex.

Gary M. Gardner           Assistant Secretary     Chief Counsel (1994-present)
PFPC Inc.                                         of PFPC Inc.; Associate
400 Bellevue Parkway                              General Counsel (1992-1994) of
Wilmington, DE  19809                             The Boston Company, Inc.; one
Age: 47 Years                                     additional Officer position
                                                  with the OFFITBANK Fund
                                                  Complex.

David C. Lebisky          Assistant Secretary     Administrative Officer
PFPC Inc.                                         (1996-present) of PFPC Inc.;
400 Bellevue Parkway                              Legal Assistant (1994-1996)
Wilmington, DE  19809                             with the law firm of Drinker
Age: 27 years                                     Biddle & Reath; BA Candidate
                                                  (1990-1994) LaSalle
                                                  University; one additional
                                                  Officer position with the
                                                  OFFITBANK Fund Complex.

-----------------

*  "Interested person" as defined in the 1940 Act.

The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                       ESTIMATED DIRECTOR COMPENSATION
                            (for calendar year 1999)


                                                                     Total
                                   Pension or                    Compensation
                                   Retirement                        From
                                    Benefits       Estimated    Registrant and
                    Aggregate      Accrued As       Annual       Fund Complex*
                  Compensation    Part of Fund   Benefits Upon      Paid To
Name of Person   From Registrant    Expenses      Retirement       Directors
--------------   ---------------    --------      ----------       ---------

Morris W. Offit        $0               0            N/A               $0

Edward J. Landau       $___             0            N/A               $___

The Very Reverend
James Parks Morton     $___             0            N/A               $___

* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

OFFITBANK, a New York State chartered trust company, acts as investment adviser (the "Adviser") to OFFITBANK VIF-Latin America Equity Fund and OFFITBANK VIF-Mortgage Securities Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Funds provides that the Adviser shall manage the operations of the Funds, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Funds' investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of .90% of the Latin America Equity Fund's average daily net assets and .40% of the Mortgage Securities Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived.

Regulatory Matters

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York

Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser were prohibited from performing the services described in any Prospectus with respect to any Fund, it is expected that the Company's Board of Directors would recommend to such Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, CVO Greater China Partners, L.P. or by The Bank of New York ("BONY") in its capacity as custodian of the Company. PFPC has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximate .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

In addition to the services provided by PFPC to the Fund as Administrator, PFPC also provides transfer agency and dividend disbursing services to the Fund pursuant to a separate agreement.

BONY serves as the Company's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning each Fund's operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive such compensation from each Fund as may be agreed upon from time to time.

COUNSEL

Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Company. The independent accountants conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.

Other Information Concerning Fees and Expenses

All or part of the fees payable by each Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to shareholders.

Except as otherwise noted, OFFITBANK and PFPC pay all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

PURCHASE OF SHARES

For information pertaining to the manner in which shares of each Fund are offered to the public, see "Purchase of Fund Shares" in each Fund's Prospectus. The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

Total Return

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

      P (1+T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return = [(ERV/P) - 1]

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

         Yield = 2 [ (a-b/cd +1)6 - 1]

Where:   a =   dividends and interest earned during the period.
         b =   expenses accrued for the period (net of reimbursements).
         c =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends.
         d =   the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for a Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Funds' Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of

1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Fund will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of the particular contract or policy.

Foreign Tax Credits

Dividends, interest and gains received by a Fund from foreign sources may give rise to withholding and other taxes imposed by foreign countries. If a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may make an election for U.S. Federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as taxes on income under U.S. income tax principles, as paid by its shareholders. In the absence of such an election, the Fund would deduct such foreign taxes in computing the amount of its distributable income.

GENERAL INFORMATION

Capital Stock

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of any Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of each Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not belonging to the Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

Other Information

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (800) 618-9510

                     STATEMENT OF ADDITIONAL INFORMATION

                                 April __, 1999

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of nine portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, DJG Value Equity Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund, OFFITBANK VIF-Global Convertible Fund Income Fund, OFFITBANK VIF-Total Return Fund, OFFTIBANK VIF-Latin America Equity Fund and OFFITBANK VIF Mortgage Securities Fund. This Statement of Additional Information ("SAI") provides information about the Company applicable to the OFFITBANK VIF-Total Return Fund ( the "Fund"). This information is in addition to the information that is contained in the Fund's Prospectus dated April __, 1999.

This SAI is not a prospectus. The Fund's Prospectus may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company at 400 Bellevue Parkway, Wilmington, DE 19809. The SAI should be read in conjunction with the Fund's Prospectus dated April __, 1999 and the Company's Annual Report dated December 31, 1998.

--------------------------------------------------------------------------------

                                Table of Contents
                                                                           Page
                                                                           ----

ORGANIZATION AND CLASSIFICATION..............................................3
NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS..........................3
FUNDAMENTAL INVESTMENT POLICIES.............................................16
NON-FUNDAMENTAL INVESTMENT POLICIES.........................................17
MANAGEMENT OF THE COMPANY...................................................19
INVESTMENT ADVISER..........................................................21
DISTRIBUTOR.................................................................22
ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES........................23
COUNSEL.....................................................................24
INDEPENDENT ACCOUNTANTS.....................................................24
PORTFOLIO TRANSACTIONS......................................................24
PURCHASE OF SHARES..........................................................25
REDEMPTION OF SHARES........................................................25
PERFORMANCE CALCULATIONS....................................................26
ADDITIONAL INFORMATION CONCERNING TAXES.....................................27
GENERAL INFORMATION.........................................................28
FINANCIAL STATEMENTS........................................................29

--------------------------------------------------------------------------------

ORGANIZATION AND CLASSIFICATION

The Company is a non-diversified open-end, management investment company organized as a Maryland corporation on July 1, 1994.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

The Fund may invest directly in the markets and securities described in the prospectus, or indirectly through investing in the other investment portfolios of the OFFITBANK Investment Fund, Inc. and the Company, including the OFFITBANK U.S. Government Securities Fund (the "U.S. Government Securities Fund"), the OFFITBANK Mortgage Securities Fund (the "Mortgage Securities Fund"), the OFFITBANK VIF-High Yield Fund (the "High Yield Fund") and the OFFITBANK VIF-Emerging Markets Fund (the "Emerging Markets Fund") (collectively, the "Funds" and each individually, a "Fund"). The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK (the "Adviser") based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements as described in the Prospectus, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

Brady Bonds

Each Fund, except the U.S. Government Securities and Mortgage Securities funds, may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Funds may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

Loan Participations and Assignments

Each Fund, except the U.S. Government Securities and Mortgage Securities Funds, may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

Structured Products

Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank

Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Funds invest in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

Dollar Roll Transactions

In order to enhance portfolio returns and manage prepayment risks, a Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Asset-Backed Securities

The Funds may invest in asset-backed securities in accordance with their respective investment objectives and policies. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

Forward Foreign Currency Exchange Contracts

Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). That Fund's custodian will then place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then that Fund may lose the ability to purchase or sell a currency as desired.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet that Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Mortgage-Backed Securities" below.

Mortgage-Backed Securities

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

Depositary Receipts and Depositary Shares

The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Warrants or Rights

Warrants or rights may be acquired by Funds, except the U.S. Government Securities and Mortgage Securities Funds, in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer at a specific price (the "strike price"). The strike price of warrants is typically much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile instruments than the underlying securities and my offer greater potential for capital appreciation as well as capital loss. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

Securities Loans, When-Issued and Forward Commitment Transactions

For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Funds will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Funds may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

United States Government Obligations

Each Fund will invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S.
government.

In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Bank Obligations

As stated in the Prospectus, bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

The Funds will not purchase securities which the Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Funds' investments, the effect may be to reduce the income received by the Funds on such investments.

Zero Coupon Securities, Pay-In-Kind Bonds and Discount Obligations

Each Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. A Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, each Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, each Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

Other Investment Companies

Pursuant to an exemptive order from the SEC, the Fund may purchase shares of any existing or future series of the Company. The Fund currently intends to invest all or a portion of its assets in shares of the underlying funds only. Allocations of the Fund's assets among underlying funds will be made in accordance with the Fund's investment objective. The underlying funds in which the Fund may presently invest along with their respective investment objectives are listed below:

      (1) OFFITBANK U.S. Government Securities Fund: The investment objective of the U.S. Government Securities Fund is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities. In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Ratings Group or Duff & Phelps Credit Rating Co., or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser.

      (2) OFFITBANK Mortgage Securities Fund: The investment objective of the Mortgage Securities Fund is to maximize total return from a combination of investment income and capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in investment grade or comparable mortgage-related securities issued by U.S. entities. Up to 20% of the Fund's total assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future.

      (3) OFFITBANK VIF-High Yield Fund: The High Yield Fund seeks high current income with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade offering potential returns that are sufficiently high to justify the greater investment risks.

      (4) OFFITBANK VIF-Emerging Markets Fund: The Emerging Markets Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities.

The Fund reserves the right to invest up to 10% of its total assets in the securities of investment companies other than the underlying funds ("unaffiliated funds"). The Fund may not invest more than 5% of its total assets in the securities of any one unaffiliated fund or acquire more than 3% of the voting securities of any unaffiliated fund. The Fund does not intend to invest in unaffiliated funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the unaffiliated fund or any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by unaffiliated funds in which it invests in addition to the advisory fee paid by the Fund.

Each Fund may each invest up to 10% of their respective total assets in the securities of other investment companies. The Funds may not invest more than 5% of their respective total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Funds do not intend to invest in other investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or any sales charge. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

Convertible Securities

The Fund and Emerging Markets Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

U.S. Municipal Securities

In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.

Illiquid Securities

A Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Future Developments

The Funds may, following notice to their shareholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds' investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

FUNDAMENTAL INVESTMENT POLICIES

In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

      1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      2) borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of a Fund's total assets and (b) a Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets;

      3) invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

      4) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

      5) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and
            (d) enter into repurchase agreements with respect to portfolio securities;

      6) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

      7) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

      8) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization; and

      9)    issue senior securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

      1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

      2) sell securities short (except for short positions in a futures contract or forward contract);

      3) invest for the purpose of exercising control over management of any company;

      4) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

      5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      6) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

      7)    invest in puts, calls straddles or spreads, except as described in
            (6) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

Directors and Officers

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Fund by reviewing and approving agreements with the Fund's service providers, and mandating policies for the Fund's operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

Name, Address and Age      Position(s) Held With     Principal Occupation(s) Past 5
                           the Fund                  Years
---------------------      ---------------------     ------------------------------
Morris W. Offit*           Chairman of the Board,    President and Director,
OFFITBANK                  President,                OFFITBANK (investment adviser)
520 Madison Avenue         and Director              (1983-present); two additional
New York, NY  10022                                  Chairman of the Board,
Age: 62 Years                                        President and Director; and
                                                     one additional Director
                                                     position with the OFFITBANK
                                                     Fund Complex.

Edward J. Landau           Director                  Of Counsel, Wolf, Block Schorr
Wolf, Block Scorr and                                and Solis-Cohen, LLP
Solis-Cohen LLP                                      (2/1/98-present); Member,
250 Park Avenue                                      Lowenthal, Landau, Fischer &
New York, NY 10177                                   Bring, P.C. (1960-1/31/98);
Age: 71 Years                                        Director, Revlon Group Inc.,
                                                     Revlon Consumer Products
                                                     Inc.; Pittsburgh Annealing
                                                     Box and Clad Metals Inc.;
                                                     one additional Director
                                                     position with the OFFITBANK
                                                     Fund Complex.

The Very Reverend James    Director                  President, Interfaith Center
Parks Morton                                         of New York (1/1/98- present);
Interfaith Center of New                             formerly Dean of Cathedral of
York                                                 St. John the Divine
570 Lexington Avenue                                 (1972-1996); one additional
New York, New York 10022                             Director position with the
Age: 74 Years                                        OFFITBANK Fund Complex.

Dr. Wallace Mathai-Davis   Secretary and Treasurer   Managing Director, OFFITBANK
OFFITBANK                                            (investment adviser)
520 Madison Avenue                                   (1986-present); one additional
New York, NY  10022                                  Officer position with the
Age: 54 Years                                        OFFITBANK Fund Complex.

Stephen Brent Wells        Assistant Treasurer       Managing Director, OFFITBANK
OFFITBANK                                            (investment adviser) (1994 to
52 Madison Avenue                                    present); one additional
New York, NY  10022                                  Officer position with the
Age: 54 Years                                        OFFITBANK Fund Complex.

Name, Address and Age      Position(s) Held With     Principal Occupation(s) Past 5
                           the Fund                  Years
---------------------      ---------------------     ------------------------------
Vincent M. Rella           Assistant Treasurer       Controller, OFFITBANK
OFFITBANK                                            (investment adviser) (1986 to
5230 Madison Avenue                                  present); one additional
New York, NY  10022                                  Officer position with the
Age: 46 Years                                        OFFITBANK Fund Complex.

Stephen M. Wynne           Assistant Treasurer       Chairman of PFPC Trustee &
PFPC Inc.                                            Custodial Services Ltd.
400 Bellevue Parkway                                 (1995-present); Executive Vice
Wilmington, DE  19809                                President and Chief Accounting
Age: 44 Years                                        Officer (1993-present) and
                                                     Senior Vice President and
                                                     Chief Accounting Officer
                                                     (1991-1993) of PFPC Inc.;
                                                     Executive Vice President
                                                     (1993-1995) of PFPC
                                                     International; one
                                                     additional Officer position
                                                     with the OFFITBANK Fund
                                                     Complex.

David D. Marky             Assistant Treasurer       Vice-President and Director of
PFPC Inc.                                            Accounting (1996-present) of
103 Bellevue Parkway                                 PFPC Inc.; Assistant Vice
Wilmington, DE 19809                                 President and Accounting
Age: 33 Years                                        Conversion Manager
                                                     (1992-present) of PFPC Inc;
                                                     one additional Officer
                                                     position with the OFFITBANK
                                                     Fund Complex.

Gary M. Gardner            Assistant Secretary       Chief Counsel (1994-present)
PFPC Inc.                                            of PFPC Inc.; Associate
400 Bellevue Parkway                                 General Counsel (1992-1994) of
Wilmington, DE  19809                                The Boston Company, Inc.; one
Age: 47 Years                                        additional Officer position
                                                     with the OFFITBANK Fund
                                                     Complex.

David C. Lebisky           Assistant Secretary       Administrative Officer
PFPC Inc.                                            (1996-present) of PFPC Inc.;
400 Bellevue Parkway                                 Legal Assistant (1994-1996)
Wilmington, DE  19809                                with the law firm of Drinker
Age: 27 years                                        Biddle & Reath; BA Candidate
                                                     (1990-1994) LaSalle
                                                     University; one additional
                                                     Officer position with the
                                                     OFFITBANK Fund Complex.

*  "Interested person" of the Fund as defined in the 1940 Act.

The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                       ESTIMATED DIRECTOR COMPENSATION
                            (for calendar year 1999)

                                                                     Total
                                   Pension or                    Compensation
                                   Retirement                        From
                                    Benefits      Estimated     Registrant and
                    Aggregate      Accrued As       Annual       Fund Complex*
                  Compensation    Part of Fund   Benefits Upon      Paid To
Name of Person   From Registrant   Expenses       Retirement       Directors
--------------   ---------------   --------       ----------       ---------

Morris W. Offit       $0                $0           N/A               $0

Edward J. Landau      $_____            $0           N/A               $_____

The Very Reverend     $_____            $0           N/A               $_____
James Parks Morton

* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive an advisory fee from the VIF - Total Return Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. The advisory fee paid by the VIF - Total Return Fund is only with respect to that portion of the Fund's assets invested directly in stocks, bonds, and other instruments. The Adviser will waive its fee with respect to the portion of the VIF - Total Return Fund's assets invested in the underlying funds. To the extent that the VIF - Total Return Fund invests in the underlying funds, the Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying funds and the investment returns of the VIF
- Total Return Fund will be net of the expenses of the underlying funds.

The investment advisory agreements for the underlying funds provide that, as compensation for services, the Adviser is entitled to receive from each underlying fund a monthly fee at the following annual rates based upon the average daily net assets of the underlying fund: 0.85% for the first $200,000,000 of assets and 0.75% for amounts in excess thereof in the case of the High Yield Fund, 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund, and 0.35% of the average daily net assets of the U.S.

Government Securities and Mortgage Securities Funds. The investment advisory fee for each underlying fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.

For the period June 30, 1998 to December 31, 1998 the Adviser earned $_____ and waived $_____ with respect to the Fund.

Regulatory Matters

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc. with its principal office Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the

Company, agrees to use its best efforts as sole distributor of the Company's shares. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK or by The Bank of New York ("BONY") in its capacity as custodian of the Fund. PFPC has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximate
 .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

For the period June 30, 1998 to December 31, 1998, PFPC earned $_____ and waived $_____ with respect to the Fund.

In addition to the services provided by PFPC to the Fund as Administrator, PFPC also provides transfer agency and dividend disbursing services to the Fund pursuant to a separate agreement.

BONY serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

Other Information Concerning Fees and Expenses

All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

COUNSEL

Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Company. The independent accountants conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.

PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

For the period June 30, 1998 through December 31, 1998, the Fund paid $____ in brokerage commissions.

PURCHASE OF SHARES

For information pertaining to the manner in which shares of the Fund are offered to the public, see "Purchase of Fund Shares" in the Fund's Prospectus. The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

Total Return

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

      P (1+T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return = [(ERV/P) - 1]

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

         Yield = 2 [ (a-b/cd +1)6 - 1]

Where:   a =   dividends and interest earned during the period.
         b =   expenses accrued for the period (net of reimbursements).
         c =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends.
         d =   the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The total return of the Total Return Fund for the period from June 30, 1998 through December 31, 1998 was ____%. The 30-day yield for the Total Return Fund for the period ended December 31, 1998, was ____%.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if the Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to the RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from any Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.

GENERAL INFORMATION

Capital Stock

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

Other Information

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

As of March 31, 1999, the Trustees and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the shareholders listed below owned of record more than 5% of the
Fund:

                                                Shares of            % of
                Shareholder                  Portfolio Owned   Portfolio Owned
                -----------                  ---------------   ---------------

TOTAL RETURN FUND:

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements for the OFFITBANK U.S. Government Securities Fund and the OFFITBANK Mortgage Securities Fund for the period ended December 31, 1998 are incorporated herein by reference to the Annual Report to Shareholders of the OFFITBANK Investment Fund, Inc. dated December 31, 1998.

The audited financial statements for the OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Emerging Markets Fund and the OFFITBANK VIF-High Yield Fund for the period ended December 31, 1998 are incorporated herein by reference to the Company's Annual Report to Shareholders dated December 31, 1998. The December 31, 1998 financial statements are incorporated herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

Exhibit
Number                         Description
------                         -----------

(a.1) -- Registrant's Articles of Incorporation (2)
(a.2) -- Registrant's Articles of Amendment (2)
(b.)  -- Registrant's Amended and Restated By-Laws (2)
(c.)  -- Form of Specimen Share Certificates (2)
(d.1) -- Advisory Agreement between Registrant and OFFITBANK (2)
(d.2) -- Investment Advisory Agreement between the Registrant and David J.
         Greene and Company (4)
(d.3) -- Investment Management Agreement between OFFITBANK, the Registrant and
         Rockefeller & Co. Inc. (4)
(d.4) -- Form of Investment Advisory Agreement between the Registrant and CVO
         Greater China Partners, L.P. (8)
(e) -- Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (7)
(f)   -- None.
(g.1) -- Form of Custodian Agreement between Registrant and The Chase Manhattan
         Bank, N.A. (1)
(g.2) -- Custody Agreement between Registrant and The Bank of New York (3)
(h.1) -- Administration and Accounting Services Agreement between Registrant and
         PFPC Inc. (7)
(h.2) -- Transfer Agency Agreement between Registrant and PFPC Inc. (7)
(h.3) -- Participation Agreement among OFFITBANK Variable Insurance Funds, Inc.,
         OFFIT Funds Distributor, Inc., OFFITBANK, C.M. Life Insurance Company, Connecticut Mutual Life Insurance Company and Connecticut Mutual Financial Services, L.L.C. (2)
(h.4) -- Participation Agreement among OFFITBANK Variable Insurance Funds, Inc.,
         OFFIT Funds Distributor, Inc., OFFITBANK and Security Equity Life Insurance Company (2)
(i)   -- Opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel (2)
(j)   -- Powers of Attorney (2)
(k)   -- None.
(l)   -- Purchase Agreement between Registrant and OFFIT Funds Distributor,
         Inc. (2)
(m)   -- None.
(n)   -- None.
(o)   -- None.

(1) Filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 6, 1995 and incorporated herein by reference.
(2) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 filed electronically on January 31, 1997, accession number 0000922423-97-000053 and incorporated herein by reference.
(3) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 filed electronically on February 13, 1997, accession number 0000922423-97-000090 and incorporated herein by reference.
(4) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 filed electronically on July 29, 1997, accession number 0000922423-97-000638 and incorporated herein by reference.
(5) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 filed electronically on October 29, 1997, accession number 0000922423-97-000893 and incorporated herein by reference.
(6) Filed as Exhibit to Registrant's Post-Effective Amendment No. 11 filed electronically on January 21, 1998, accession number 0000922423-98-000049 and incorporated herein by reference.
(7) Filed as Exhibit to Registrant's Post-Effective Amendment No. 12 filed electronically on July 29, 1998, accession number 0001047469-98-028641 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

      None.

Item 25. Indemnification

      Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit (a.2) hereto), Article VIII of Registrant's Amended and Restated By-Laws (Exhibit (b) hereto) and Paragraph V of the Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (Exhibit (e) hereto).

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

      The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

      To the knowledge of Registrant, none of the Directors or executive officers of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

                                                     Principal Occupation or
                                                      Other Employment of a
                                    Position with   Substantial Nature During
       Name                          OFFITBANK         the Past Two Years
       ----                          ---------         ------------------

H. Furlong Baldwin                   Director        Chairman of the Board,
Mercantile Safe Deposit &                            Mercantile Bankshares
Trust Co.
Two Hopkins Plaza
Baltimore, MD 21201

Morris, W. Offit, C.F.A.             Director        Chairman of the Board
OFFITBANK                                            OFFITBANK
520 Madison Avenue
New York, N.Y. 10022

Marchese Alessandro di Montezemolo   Director        Private Investor
200 Murray Place
Southampton, N.Y. 11969

David I. Margolis                    Director        Chairman of the Executive
Coltec Industries Inc.                               Committee, Coltec
430 Park Avenue                                      Industries Inc.
New York, N.Y. 10022

Harvey M. Meyerhoff                  Director        Chairman of the Board,
Magna Holdings, Inc.                                 Magna Holdings, Inc.
25 South Charles Street
Suite 2100
Baltimore, M.D. 21201

George Randolph Packard              Director        U.S. - Japan Foundation
U.S. - Japan Foundation
145 East 32nd Street, 12th Floor
New York, NY 10016

Edward V. Regan                      Director        President, The Jerome Levy
45 Rockefeller Plaza                                 Economics Institute of
New York, N.Y. 10111                                 Bard College
Director

                                                    Principal Occupation or
                                                      Other Employment of a
                                    Position with   Substantial Nature During
       Name                          OFFITBANK         the Past Two Years
       ----                          ---------         ------------------

B. Lance Sauerteig                   Director          Private Investor
130 Edgehill Road
New Haven, CT 06511

Ricardo Steinbruch                   Director
Grupo Vichuna
Rua Itacolomi 412
Higilenopolis
Sao Paolo, S.P. Brazil
01239-020

Item 27. Principal Underwriters

      (a) In addition to Registrant, OFFIT Funds Distributor, Inc. currently acts as distributor for The OFFITBANK Investment Fund, Inc.

      (b) The information required by this Item 27(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A of Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46960).

      (c)   Not applicable.

Item 28. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

      (1)   The OFFITBANK Variable Insurance Fund, Inc.
            400 Bellevue Parkway
            Wilmington, Delaware 19809
            (records relating to the Company)

      (2)   OFFITBANK
            520 Madison Avenue
            New York, New York 10022
            (advisory records)

      (3)   OFFIT Funds Distributor, Inc.
            Four Falls Corporate Center
            6th Floor
            West Conshohocken, Pennsylvania 19428-2961
            (records of principal underwriter)

      (4)   Rockefeller & Co., Inc.
            30 Rockefeller Plaza
            New York, New York 10112
            (records relating to its functions as investment subadviser for OFFITBANK VIF-U.S. Small Cap Fund only)

      (5)   David J. Greene & Company
            599 Lexington Avenue
            New York, New York 10022
            (records relating to its functions as investment adviser for DJG Value Equity Fund only)

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director, it will do so and will assist in communications with other shareholders as required by Section 16(c) of 1940 Act.

      The Registrant undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 1st day of March, 1999.

                            THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                               By    /s/ Morris W. Offit
                                     --------------------------
                                     Morris W. Offit, President

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 1st day of March, 1999.

SIGNATURE                                      TITLE
---------                                      -----

/s/ Morris W. Offit                          Director, Chairman of the Board
------------------------------------         and President
Morris W. Offit                              (Principal Executive Officer)


/s/ Edward J. Landau                         Director
------------------------------------
 Edward J. Landau

/s/ James Parks Morton                       Director
------------------------------------
The Very Reverend James Parks Morton

/s/ Wallace Mathai-Davis                     Secretary and Treasurer
------------------------------------         (Principal Financial and Accounting
Wallace Mathai-Davis                         Officer)